EXHIBIT 4

                          C.M. LIFE INSURANCE COMPANY
                               140 Garden Street
                              Hartford, CT 06154




C.M. Life Insurance Company (Company) will make Annuity Payments starting on the Annuity Date, in accordance with the provisions of this Contract.

This Contract is issued by the Company at its Home Office, 140 Garden Street, Hartford, Connecticut 06154, on the Issue Date. The Contract is issued in exchange for the payment of the initial Purchase Payment.

RIGHT TO EXAMINE CONTRACT: This Contract may be returned to the Company for any reason within ten (10) calendar days after its receipt by the Contract Owner. It may be returned by delivering or mailing it to the Company at its Annuity Service Center. When this Contract is received by the Company it will be voided as if it had never been in force. Upon its return, the Company will refund, within seven days, the Contract Value next computed after receipt of this Contract by the Company at its Annuity Service Center. This may be more or less than the Purchase Payments.


      THIS IS A LEGAL CONTRACT BETWEEN THE CONTRACT OWNER AND THE COMPANY

                         READ YOUR CONTRACT CAREFULLY






      SECRETARY                                              PRESIDENT




                 INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT
                        WITH FLEXIBLE PURCHASE PAYMENTS
                               Nonparticipating



ANNUITY PAYMENTS, WITHDRAWAL VALUES AND THE DEATH BENEFITS PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


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                                   TABLE OF CONTENTS




CONTRACT SCHEDULE .......................................................    4

DEFINITIONS .............................................................    5

PURCHASE PAYMENT PROVISIONS .............................................    7
         PURCHASE PAYMENTS ..............................................    7
         SUBSEQUENT PURCHASE PAYMENTS ...................................    7
         ALLOCATION OF PURCHASE PAYMENTS ................................    7

SEPARATE ACCOUNT PROVISIONS .............................................    7
         THE SEPARATE ACCOUNT ...........................................    7
         VALUATION OF ASSETS ............................................    7
         ACCUMULATION UNITS .............................................    8
         ACCUMULATION UNIT VALUE ........................................    8
         MORTALITY AND EXPENSE RISK CHARGE ..............................    8
         ADMINISTRATIVE CHARGE ..........................................    8
         DISTRIBUTION CHARGE ............................................    9
         MORTALITY AND EXPENSE GUARANTEE ................................    9

ANNUAL CONTRACT MAINTENANCE CHARGE ......................................    9
         DEDUCTION FOR ANNUAL CONTRACT MAINTENANCE CHARGE ...............    9

TRANSFERS ...............................................................    9
         TRANSFERS DURING THE ACCUMULATION PERIOD .......................    9
         TRANSFERS DURING THE ANNUITY PERIOD ............................    10

WITHDRAWAL PROVISIONS ...................................................    11
         WITHDRAWAL .....................................................    11
         CONTINGENT DEFERRED SALES CHARGE ...............................    11
         WITHDRAWAL CHARGE ..............................................    11

PROCEEDS PAYABLE ON DEATH ...............................................    12
         DEATH OF CONTRACT OWNER DURING THE ACCUMULATION PERIOD .........    12
         DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD ............    12
         DEATH BENEFIT OPTIONS DURING THE ACCUMULATION PERIOD ...........    12
         DEATH OF CONTRACT OWNER DURING THE ANNUITY PERIOD ..............    12
         DEATH OF ANNUITANT .............................................    13
         PAYMENT OF DEATH BENEFIT .......................................    13
         BENEFICIARY ....................................................    13
         CHANGE OF BENEFICIARY ..........................................    13

SUSPENSION OR DEFERRAL OF PAYMENTS PROVISION ............................    14



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ANNUITANT, OWNERSHIP, ASSIGNMENT PROVISIONS .............................   14
         ANNUITANT ......................................................   14
         CONTRACT OWNER .................................................   14
         JOINT CONTRACT OWNERS ..........................................   14
         ASSIGNMENT OF THE CONTRACT .....................................   15

GENERAL PROVISIONS ......................................................   15
         THE CONTRACT ...................................................   15
         CONTRACT CHANGES BY THE COMPANY ................................   15
         CONTRACT CHANGES BY THE CONTRACT OWNER .........................   15
         CONTRACT TERMINATION ...........................................   16
         INCONTESTABILITY ...............................................   16
         MISSTATEMENT OF AGE OR SEX .....................................   16
         NON-BUSINESS DAYS ..............................................   16
         NON-PARTICIPATING ..............................................   16
         PROTECTION OF PROCEEDS .........................................   16
         REGULATORY REQUIREMENTS ........................................   16
         REPORTS ........................................................   16
         PREMIUM AND OTHER TAXES ........................................   17

ANNUITY PROVISIONS ......................................................   17
         ANNUITY GUIDELINES .............................................   17
         ANNUITY PAYMENTS ...............................................   16
         FIXED ANNUITY ..................................................   16
         VARIABLE ANNUITY ...............................................   16
         ANNUITY UNITS AND PAYMENTS .....................................   16
         ANNUITY UNIT VALUE .............................................   16
         ANNUITY OPTIONS ................................................   19
              Annuity Option A - Life Income ............................   19
              Annuity Option B - Life Income with Period Certain ........   19
              Annuity Option C - Joint and Last Survivor Payments .......   19
              Annuity Option D - Joint and 2/3 Survivor Annuity .........   19
              Annuity Option E - Period Certain .........................   19
              Annuity Option F - Special Income Settlement Agreement ....   19

ANNUITY RATES ...........................................................   20
         Fixed Annuity Rates ............................................   20
              Fixed Annuity Rates Table 1 ...............................   21
              Fixed Annuity Rates Table 2 ...............................   22
              Fixed Annuity Rates Table 3 ...............................   23
              Fixed Annuity Rates Table 4 ...............................   24
         Variable Annuity Rates .........................................   25
              Variable Annuity Rates Table 5 ............................   26
              Variable Annuity Rates Table 6 ............................   27
              Variable Annuity Rates Table 7 ............................   28
              Variable Annuity Rates Table 8 ............................   29





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                                      32
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                               CONTRACT SCHEDULE



REVISION DATE:

CONTRACT OWNER:                                               AGE AND SEX:

ANNUITANT:                                                    AGE AND SEX:

CONTRACT NUMBER:                                              ISSUE DATE:

ANNUITY DATE:


As designated by the Contract Owner at the Issue Date, unless changed in accordance with the Contract.

PURCHASE PAYMENTS:

     INITIAL PURCHASE PAYMENT: $25,000

MINIMUM SUBSEQUENT PURCHASE PAYMENT: $250, or, if the automatic investment plan option is elected, $100.

MAXIMUM TOTAL PURCHASE PAYMENTS: For Contract Owners up to Age 75 on the Issue Date, the maximum total Purchase Payments are $1 Million; for Contract Owners over Age 75 on the Issue Date, the maximum total Purchase Payments are $500,000. Purchase Payments above these amounts must be preapproved by the Company. For Joint Contract Owners, Age refers to the oldest Joint Contract Owner.

ALLOCATION GUIDELINES:

1. There are no limitations on the number of Sub-Accounts that can be selected by a Contract Owner.

2. Contract Owners can have Purchase Payments allocated to the Fixed Account in accordance with the attached Declared Interest Rate Fixed Account Endorsement.

3. If the Purchase Payments and forms required to issue a Contract are in good order, the initial Net Purchase Payment will be credited to the Contract within two (2) business days after receipt at the Annuity Service Center. Additional Purchase Payments will be credited to the Contract as of the Valuation Period when they are received.



MUVA94                            4A of 30                  Product Name


                                      33
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FIXED ACCOUNT:
    MINIMUM GUARANTEED INTEREST RATE:  3%

SEPARATE ACCOUNT: C.M. Multi-Account A

ELIGIBLE INVESTMENTS, SERIES AND SUB-ACCOUNTS:

Oppenheimer Variable Account Funds
    Money Fund/VA                        Money Sub-Account
    Strategic Bond Fund/VA               Strategic Bond Sub-Account
    Main Street Growth & Income Fund/VA  Main Street Growth & Income Sub-Account
    High Income Fund/VA                  High Income Sub-Account
    Capital Appreciation Fund/VA         Capital Appreciation Sub-Account
    Global Securities Fund/VA            Global Securities Sub-Account

  Panorama Series Fund I, Inc.
    Total Return Portfolio               Total Return Sub-Account
    Growth Portfolio                     Growth Sub-Account
    International Equity Portfolio       International Equity Sub-Account

Variable Insurance Products Fund II - Contrafund Portfolio; Contrafund
Sub-Account

American Century Variable Portfolios, Inc. VP Income & Growth Portfolio; Income & Growth Sub-Account

T. Rowe Price Equity Series, Inc. - Mid-Cap Growth Portfolio; Mid-Cap Growth Sub-Account

  MML Series Investment Fund
   MML Small Cap Value Equity Fund       Small Cap Value Equity Sub-Account
   MML Equity Fund                       Equity Sub-Account
   MML Blend Fund                        Blend Sub-Account
   MML Equity Index Fund                 Equity Index Sub-Account
   MML Growth Equity Fund                Growth Equity Sub-Account
   MML Small Cap Growth Equity Fund      Small Cap Growth Equity Sub-Account
   MML Managed Bond Fund                 Managed Bond Sub-Account

ANNUAL CONTRACT MAINTENANCE CHARGE: On the last day of each Contract Year an annual fee not to exceed $60.00 per Contract Year will be deducted. However, if the Contract Value on the last day of the Contract Year is at least $100,000, then no Annual Contract Maintenance Charge will be deducted. If a total withdrawal is made on other than the last day of the Contract Year and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $100,000, the Annual Contract Maintenance Charge will be deducted at the time of the total withdrawal. The Contract Maintenance Charge will be deducted from the Sub-Accounts and the Fixed Account in the same proportion that the amount of the Contract Value in each Sub-Account or Fixed Account bears to the total Contract Value. If the Annuity Date is not the last day of the Contract Year and the Contract Value on the Annuity Date is less than $100,000, then a pro-rata portion of the Annual Contract Maintenance Charge will be deducted on the Annuity Date. During the Annuity Period, the Annual Contract Maintenance Charge will be deducted pro-rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment.

MORTALITY AND EXPENSE RISK CHARGE: The current charge is equal on an annual basis to 1.34% of the average daily net asset value of the Separate Account for the first Ten Contract Years, subject to a maximum charge of 1.50%, and 1.09% thereafter, subject to a maximum charge of 1.35%.

ADMINISTRATIVE CHARGE: The current charge is equal on an annual basis to 0.15% of the average daily net asset value of the Separate Account. The maximum Administrative Charge will not exceed 0.25% of the average daily net asset value of the Separate Account.

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TRANSFERS:

     NUMBER OF TRANSFERS: Subject to the conditions imposed on such transfers by the Company, Contract Owners may make unlimited transfers during the Accumulation Period and 6 transfers per calendar year during the Annuity Period. The Company reserves the right to further limit the number of transfers in the future.

     FREE TRANSFERS: 12 per calendar year during the Accumulation Period; 6 per calendar year during the Annuity Period. All transfers made during a Valuation Period are deemed to be one transfer.

     TRANSFER FEE: The Transfer fee will not exceed the lesser of $20 or 2% of the amount transferred for each transfer beyond the 12 free unscheduled transfers allowed per calendar year. In addition, all transfers made as a result of a dollar cost averaging or rebalancing program will be considered as free scheduled transfers that do not count toward the 12 free unscheduled transfers.

     MINIMUM AND MAXIMUM AMOUNT TO BE TRANSFERRED: The minimum amount of a transfer is $1,000 per transfer request (from one or multiple Sub-Accounts and the Fixed Account during the Accumulation Period) or the Contract Owner's entire interest in the Sub-Account or Fixed Account, if less. This requirement is waived if the transfer is made in connection with the rebalancing program.

     Transfers out of the Fixed Account during any Contract Year are limited in amount to thirty percent (30%) of the Contract Owner's Contract Value allocated to the Fixed Account determined as of the end of the previous Contract Year. Transfers out of the Fixed Account are done on a first-in-first-out basis.

     Transfers between Competing Accounts are not allowed. The Fixed Account and the Money Market Sub-Account are considered Competing Accounts. For a period of ninety (90) days following a transfer out of a Competing Account, no transfers may be made into the other Competing Account. In addition, for a period of ninety (90) days following a transfer into a Competing Account, no transfers may be made out of the other Competing Account.

     MINIMUM AMOUNT WHICH MUST REMAIN IN A SUB-ACCOUNT OR THE FIXED ACCOUNT AFTER A TRANSFER: $1,000; or $0 if the entire amount in the Sub-Account or Fixed Account is transferred.

WITHDRAWALS:

     CONTINGENT DEFERRED SALES CHARGE: None


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FREE WITHDRAWAL AMOUNT: Unlimited Free Withdrawals. Not subject to any
Withdrawal Charges.

WITHDRAWAL CHARGE:  None

MINIMUM PARTIAL WITHDRAWAL:  $250

MINIMUM CONTRACT VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $25,000

NUMBER OF PARTIAL WITHDRAWALS PERMITTED:  No Limit

ANNUITY GUIDELINE PARAMETERS:

     1. If the amount to be applied under an Annuity Option is less than $2,000, the Company reserves the right to pay the amount in a lump sum. If any Annuity Payment is less than $100, the Company reserves the right to change the payment basis to equivalent quarterly, semi-annual or annual payments.

     2. The Annuity Date must be the first day of a calendar month. The Annuity Date cannot be earlier than five years after the Issue Date.

     3.   The latest permitted Annuity Date is the earlier of:

          (i)  the 100th birthday of the Annuitant or the oldest joint
               Annuitant;

          (ii) the latest date permitted under state law; or


          (iii) the 100th birthday of the Contract Owner or the oldest Joint Owner.

RIDERS:   Individual Retirement Annuity Endorsement
          Accumulation Death Benefit Endorsement
          Reset Death Benefit Endorsement
          Annual Ratchet Death Benefit Endorsement
          Basic Death Benefit Endorsement
          Unisex Annuity Rates Contract Endorsement
          Tax Sheltered Annuity Endorsement
          Qualified Plan Contract Endorsement
          Section 457 Plan Endorsement
          Declared Interest Rate Fixed Account Endorsement
          Terminal Illness Benefit Endorsement
          Fixed Account for Dollar Cost Averaging Endorsement
          Exchange Endorsement

DEATH BENEFIT ENDORSEMENT CHARGE: The maximum charge will not exceed 0.20% on an annual basis of the average daily net asset value of the Separate Account. The maximum charge will not exceed 0.35% on an annual basis of the average daily net asset value of the Separate Account for ages 16-60 at Issue Date. The maximum charge will not exceed 0.50% on an annual basis of the average daily net asset value of the Separate Account for ages 61-70 at Issue Date. The maximum charge will not exceed 0.70% on an annual basis of the average daily net asset value of the Separate Account for ages 71 and older at Issue Date. None.

ANNUITY SERVICE CENTER:

      C.M. Life Insurance Company
      Annuity Service Center, H565
      P.O. Box 9067
      Springfield, MA  01102-9067

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                                  DEFINITIONS

ACCUMULATION PERIOD   The period prior to the commencement of Annuity Payments
                      during which Purchase Payments may be made.

ACCUMULATION UNIT     A unit of measure used to determine the value of the
                      Contract Owner's interest in a Sub-Account of the Separate
                      Account during the Accumulation Period.

AGE The age of any Contract Owner or Annuitant on his/her birthday nearest the date for which age is being determined.

ANNUITANT             The primary person upon whose life Annuity Payments are to be made. On or after the Annuity Date, the Annuitant shall also include any joint Annuitant.

ANNUITY DATE          The date on which Annuity Payments begin. The Annuity Date is shown on the Contract Schedule.

ANNUITY PAYMENTS      The series of payments that will begin on the Annuity
                      Date.

ANNUITY OPTIONS       Options available for Annuity Payments.

ANNUITY PERIOD        The period which begins on the Annuity Date and ends with
                      the last Annuity Payment.

ANNUITY RESERVE       The assets which support the Annuity Option selected by
                      the Contract Owner during the Annuity Period.

ANNUITY SERVICE       The office indicated on the Contract Schedule of this
CENTER                Contract to which notices, requests and Purchase Payments
                      must be sent. All sums payable by the Company under this Contract are payable only at the Annuity Service Center.

ANNUITY UNIT          A unit of measure used to determine the amount of each
                      Variable Annuity Payment after the Annuity Date.

BENEFICIARY           The person(s) or entity(ies) designated to receive the
                      death benefit provided by this Contract.

CONTRACT              An anniversary of the Issue Date of this Contract.
ANNIVERSARY

CONTRACT OWNER        The person(s) or entity(ies) entitled to the ownership
                      rights stated in this Contract.

CONTRACT VALUE        The sum of the Contract Owner's interest in the
                      Sub-Accounts of the Separate Account during the Accumulation Period.

CONTRACT YEAR         The first Contract Year is the annual period which begins
                      on the Issue Date. Subsequent Contract Years begin on each anniversary of the IssueDate.

MUVA94                          Page 5 of 30

                                      37
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ELIGIBLE INVESTMENT   An investment entity shown on the Contract Schedule into
                      which assets of the Separate Account will be invested.

FIXED ANNUITY         A series of payments made during the Annuity Period which
                      are guaranteed as to dollar amount by the Company.

GENERAL ACCOUNT       The Company's general investment account which contains
                      all the assets of the Company with the exception of the Separate Account and other segregated asset accounts.

ISSUE DATE            The date on which this Contract became effective.

NET PURCHASE          A Purchase Payment less any Premium Tax assessed by any
                      state or PAYMENT other jurisdiction.

PREMIUM TAX           A tax imposed by certain states and other jurisdictions
                      when a Purchase Payment is made, when Annuity Payments begin, or when the Contract is surrendered.

PURCHASE PAYMENT      During the Accumulation Period, a payment made by or on
                      behalf of a Contract Owner with respect to this Contract.

REVISION DATE         The date of any revised Contract Schedule. A revised
                      Contract Schedule bearing the latest Revision Date will supersede all previous Contract Schedules.

SEPARATE ACCOUNT      The Company's Separate Account designated on the Contract
                      Schedule.

SERIES A segment of an Eligible Investment which constitutes a separate and distinct class of shares into which assets of a Sub-Account will be invested.

SUB-ACCOUNT           Separate Account assets are divided into Sub-Accounts
                      which are listed on the Contract Schedule. Assets of each Sub-Account will be invested in shares of an Eligible
                      Investment or a Series of an Eligible Investment.

VALUATION DATE        Each day on which the Company, the New York Stock Exchange
                      ("NYSE") and the Eligible Investments are open for business.

VALUATION PERIOD      The period of time beginning at the close of business of
                      the NYSE on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ANNUITY      An annuity with payments which vary as to dollar amount in relation to the investment performance of specified
                      Sub-Accounts of the Separate Account.

WRITTEN REQUEST       A request in writing, in a form satisfactory to the
                      Company, which is received by the Annuity Service Center.

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                                      38
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                          PURCHASE PAYMENT PROVISIONS


PURCHASE PAYMENTS

The initial Purchase Payment is due on the Issue Date. The minimum and maximum subsequent and total Purchase Payments are shown on the Contract Schedule. The Company reserves the right to reject any Application or Purchase Payment.

SUBSEQUENT PURCHASE PAYMENTS

Subject to the minimum subsequent and maximum total shown on the Contract Schedule, the Contract Owner may make subsequent Purchase Payments.

ALLOCATION OF PURCHASE PAYMENTS

The allocation of the initial Net Purchase Payment is made in accordance with the selection made by the Contract Owner at the time the Contract is issued. Unless otherwise changed by Written Request by the Contract Owner, subsequent Net Purchase Payments are allocated in the same manner as the initial Net Purchase Payment. Allocation of the Net Purchase Payments is subject to the Allocation Guidelines shown on the Contract Schedule. The Company has reserved the right to allocate initial Purchase Payments to the Money Market Sub-Account until the expiration of the Right to Examine Contract period.


                          SEPARATE ACCOUNT PROVISIONS

THE SEPARATE ACCOUNT

The Separate Account is designated on the Contract Schedule and consists of assets set aside by the Company, which are kept separate from that of the general assets and all other separate account assets of the Company. The assets of the Separate Account equal to reserves and other liabilities will not be charged with liabilities arising out of any other business the Company may conduct.

The Separate Account assets are divided into Sub-Accounts. The Sub-Accounts which are available under this Contract are listed in the Contract Schedule. The assets of the Sub-Accounts are allocated to the Eligible Investment(s) and the Series, if any, within an Eligible Investment shown on the Contract Schedule. The Company may, from time to time, add additional Eligible Investments or Series to those shown on the Contract Schedule. The Contract Owner may be permitted to transfer Contract Values or allocate Net Purchase Payments to the additional Eligible Investments or Series. However, the right to make such transfers or allocations will be limited by the terms and conditions imposed by the Company.

Should the shares of any such Eligible Investment(s) or any Series within an Eligible Investment become unavailable for investment by the Separate Account, or the Company's Board of Directors deems further investment in these shares inappropriate, the Company may limit further purchase of such shares or may substitute shares of another Eligible Investment or Series for shares already purchased under this Contract.

VALUATION OF ASSETS

The assets of the Separate Account are valued at their fair market value in accordance with procedures of the Company.

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                                      39
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ACCUMULATION UNITS

During the Accumulation Period, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts of the Separate Account as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or cancelled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Valuation Period during which the request for the transaction is received at the Annuity Service Center.

ACCUMULATION UNIT VALUE

The Accumulation Unit Value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit Values for each Sub-Account are determined by multiplying the Accumulation Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account for the current Valuation Period.

The Net Investment Factor for each Sub-Account is determined by dividing A by B and subtracting C where:

     A is (i) the net asset value per share of the Eligible Investment or Series of an Eligible Investment held by the Sub-Account for the current Valuation Period; plus

           (ii) any dividend per share declared on behalf of such Eligible Investment or Series that has an ex-dividend date within the current Valuation Period; less

           (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

     B is the net asset value per share of the Eligible Investment or Series of an Eligible Investment held by the Sub-Account for the immediately preceding Valuation Period.

     C is the cumulative unpaid charge for the Mortality and Expense Risk Charge, for the Administrative Charge and for the Distribution Charge which are shown on the Contract Schedule.

The Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period.

MORTALITY AND EXPENSE RISK CHARGE

Each Valuation Period, the Company deducts a Mortality and Expense Risk Charge from each Sub-Account of the Separate Account which is equal, on an annual basis, to the amount shown on the Contract Schedule. The Mortality and Expense Risk Charge compensates the Company for assuming the mortality and expense risks under this Contract.

ADMINISTRATIVE CHARGE

Each Valuation Period, the Company deducts an Administrative Charge from each Sub-Account of the Separate Account which is equal, on an annual basis, to the amount shown on the Contract Schedule. The Administrative Charge compensates the Company for the costs associated with the administration of this Contract and the Separate Account.

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                                      40
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DISTRIBUTION CHARGE

Each Valuation Period, the Company deducts a Distribution Charge from each Sub-Account of the Separate Account which is equal, on an annual basis to the amount shown on the Contract Schedule. The Distribution Charge compensates the Company for the costs associated with the distribution of this Contract.

MORTALITY AND EXPENSE GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.


                      ANNUAL CONTRACT MAINTENANCE CHARGE

DEDUCTION FOR ANNUAL CONTRACT MAINTENANCE CHARGE

The Company deducts an Annual Contract Maintenance Charge from the Contract Value or Annuity Payments to reimburse it for expenses relating to maintenance of this Contract. The Annual Contract Maintenance Charge is shown on the Contract Schedule.


                                   TRANSFERS

TRANSFERS DURING THE ACCUMULATION PERIOD

Subject to any limitations imposed by the Company on the number of transfers, shown on the Contract Schedule, that can be made during the Accumulation Period, the Contract Owner may transfer all or part of the Contract Owner's interest in a Sub-Account by Written Request without the imposition of any fee or charge if there have been no more than the number of free transfers shown on the Contract Schedule. All transfers are subject to the following:

     1. If more than the number of free transfers have been made, the Company will deduct a Transfer Fee, shown on the Contract Schedule, for each subsequent transfer permitted. The Transfer Fee will be deducted from the Contract Owner's interest in the Sub-Account from which the transfer is made. However, if the Contract Owner's entire interest in a Sub-Account is being transferred, the Transfer Fee will be deducted from the amount which is transferred. If Contract Values are being transferred from more than one Sub-Account, any Transfer Fee will be allocated to those Sub-Accounts on a pro-rata basis in proportion to the amount transferred from each Sub-Account.

     2. The minimum amount which can be transferred is shown on the Contract Schedule. The minimum amount which must remain in a Sub-Account is shown on the Contract Schedule.

     3. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

If the Contract Owner elects to use this transfer privilege, the Company will not be liable for transfers made in accordance with the Contract Owner's instructions. All amounts and Accumulation Units will be determined as of the end of the Valuation Period during which the request for transfer is received at the Annuity Service Center.

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                                      41
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TRANSFERS DURING THE ANNUITY PERIOD

During the Annuity Period, the Contract Owner may make transfers, by Written Request, as follows:

     1. The Contract Owner may make transfers of Annuity Reserves between Sub-Accounts, subject to any limitations imposed by the Company on the number of transfers, shown on the Contract Schedule, that can be made. If more than the number of free transfers have been made, the Company will deduct a Transfer Fee, shown on the Contract Schedule, for each subsequent transfer permitted. The Transfer Fee will be deducted from the Contract Owner's interest in the Sub-Account from which the transfer is made. However, if the Contract Owner's entire interest in a Sub-Account is being transferred, the Transfer Fee will be deducted from the amount which is transferred. If Annuity Reserves are being transferred from more than one Sub-Account, any Transfer Fee will be allocated to those Sub-Accounts on a pro-rata basis in proportion to the amount transferred from each Sub-Account.

     2. The Contract Owner may, once each Contract Year, make a transfer from one or more Sub-Accounts to the General Account. The Contract Owner may not make a transfer from the General Account to the Separate Account.

     3. Transfers between Sub-Accounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units.

          The amount transferred to the General Account from a Sub-Account will be based on the Annuity Reserves for the Contract Owner in that Sub-Account. Transfers to the General Account will be made by converting the Annuity Units being transferred to purchase fixed Annuity Payments under the Annuity Option in effect and based on the Age of the Annuitant at the time of the transfer.

     4. The minimum amount which can be transferred is shown on the Contract Schedule. The minimum amount which must remain in a Sub-Account is shown on the Contract Schedule.

     5. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

If the Contract Owner elects to use this transfer privilege, the Company will not be liable for transfers made in accordance with the Contract Owner's instructions. All amounts and Annuity Unit Values will be determined as of the end of the Valuation Period during which the request for transfer is received at the Annuity Service Center.

MUVA94                          Page 10 of 30

                             WITHDRAWAL PROVISIONS

WITHDRAWAL

During the Accumulation Period, the Contract Owner may, upon Written Request, make a total or partial withdrawal of the Contract Withdrawal Value. The Contract Withdrawal Value is:

     1. The Contract Value as of the end of the Valuation Period during which a Written Request for a withdrawal is received; less

     2.   Any applicable Premium Taxes not previously deducted; less

     3.   The Contingent Deferred Sales Charge, if any; less

     4.   The Withdrawal Charge, if any; less

     5.   The Annual Contract Maintenance Charge, if any; less

     6. Any Purchase Payments credited to the Contract when based upon checks that have not cleared the drawer bank.

A withdrawal will result in the cancellation of Accumulation Units from each applicable Sub-Account in the ratio that the Contract Owner's interest in the Sub-Account bears to the total Contract Value. The Contract Owner must specify by Written Request in advance which Sub-Account Units are to be canceled if other than the above method is desired. If the Contract Owner makes a total withdrawal, all of the Contract Owner's rights and interests in the Contract will terminate.

The Company will pay the amount of any withdrawal within seven (7) days of receipt of a request in good order unless the Suspension or Deferral of Payments Provision is in effect.

Each partial withdrawal must be for an amount which is not less than the minimum amount shown on the Contract Schedule. The Contract Value which must remain in the Contract after a partial withdrawal is shown on the Contract Schedule. The Company reserves the right to limit the number of partial withdrawals that can be made from a Contract. The current number of partial withdrawals permitted is shown on the Contract Schedule.

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge may be deducted in the event of a withdrawal of all or a portion of the Contract Value. The Contingent Deferred Sales Charge and Free Withdrawal Amounts are set out on the Contract Schedule.

WITHDRAWAL CHARGE

A service fee (Withdrawal Charge) may be deducted in the event of a withdrawal. The Withdrawal Charge is set out on the Contract Schedule.

MUVA94                          Page 11 of 30

                            PROCEEDS PAYABLE ON DEATH

DEATH OF CONTRACT OWNER DURING THE ACCUMULATION PERIOD

Upon the death of the Contract Owner or a Joint Contract Owner during the Accumulation Period, the death benefit will be paid to the Beneficiary designated by the Contract Owner. Upon the death of a Joint Contract Owner, the surviving Joint Contract Owner, if any, will be treated as the Primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a Contingent Beneficiary.

A Beneficiary may request that the death benefit be paid under one of the Death Benefit Options below. If the Beneficiary is the spouse of the Contract Owner he or she may elect to continue the Contract at the then current Contract Value in his or her own name and exercise all the Contract Owner's rights under the Contract.

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD

The death benefit during the Accumulation Period will be the Contract Value determined and paid as of the end of the Valuation Period during which the Company receives both due proof of death and an election for the payment method.

DEATH BENEFIT OPTIONS DURING THE ACCUMULATION PERIOD

A non-spousal Beneficiary must elect the death benefit to be paid under one of the following options in the event of the death of the Contract Owner during the Accumulation Period:

     Option 1 - lump sum payment of the death benefit; or
     --------
     Option 2 - the payment of the entire death benefit within 5 years of the
     --------   date of the death of the Contract Owner; or

     Option 3 - payment of the death benefit under an Annuity Option over the
     -------- lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of death of the Contract Owner or any Joint Contract Owner.

Any portion of the death benefit not applied under Option 3 within one year of the date of the Contract Owner's death must be distributed within five years of the date of death.

A spousal Beneficiary may elect to continue the Contract in his or her own name, elect a lump sum payment of the death benefit or apply the death benefit to an Annuity Option.

If a lump sum payment is requested, the amount will be paid within seven (7) days of receipt of proof of death and the election, unless the Suspension or Deferral of Payments Provision is in effect.

Payment to the Beneficiary, other than in a lump sum, may only be elected during the sixty-day period beginning with the date of receipt by the Company of proof of death.

DEATH OF CONTRACT OWNER DURING THE ANNUITY PERIOD

If the Contract Owner or a Joint Contract Owner, who is not the Annuitant, dies during the Annuity Period, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at such Contract Owner's death. Upon the death of a Contract Owner during the Annuity Period, the Beneficiary becomes the Contract Owner.

MUVA94                          Page 12 of 30

DEATH OF ANNUITANT

Upon the death of the Annuitant, who is not a Contract Owner, during the Accumulation Period, the Contract Owner may designate a new Annuitant, subject to the Company's underwriting rules then in effect. If no designation is made within 30 days of the death of the Annuitant, the Contract Owner will become the Annuitant. If the Contract Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Contract Owner and a new Annuitant may not be designated.

Upon the death of the Annuitant on or after the Annuity Date, the death benefit, if any, will be as specified in the Annuity Option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

     1.   a certified death certificate;

     2. a certified decree of a court of competent jurisdiction as to the finding of death; or

     3.   any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

BENEFICIARY

The Beneficiary designation in effect on the Issue Date will remain in effect until changed. Unless the Contract Owner provides otherwise, the death benefit will be paid in equal shares to the survivor(s) as follows:

     1. to the Primary Beneficiary(ies) who survive the Contract Owner's and/or the Annuitant's death, as applicable; or if there are none

     2. to the Contingent Beneficiary(ies) who survive the Contract Owner's and/or the Annuitant's death, as applicable; or if there are none

     3.   to the estate of the Contract Owner.

Beneficiaries may be named irrevocably. A change of Beneficiary requires the consent of any irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.

CHANGE OF BENEFICIARY

Subject to the rights of any irrevocable Beneficiary(ies), the Contract Owner may change the Primary Beneficiary(ies) or Contingent Beneficiary(ies). A change may be made by Written Request. The change will take effect as of the date the notice is signed. The Company will not be liable for any payment made or action taken before it records the change.

MUVA94                           Page 13 of 30

                  SUSPENSION OR DEFERRAL OF PAYMENTS PROVISION

The Company reserves the right to suspend or postpone payments for a withdrawal or transfer for any period when:

     1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   Trading on the New York Stock Exchange is restricted;

     3. An emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

     4. During any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners;

provided that applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.


                   ANNUITANT, OWNERSHIP, ASSIGNMENT PROVISIONS

ANNUITANT

The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by the Contract Owner at the Issue Date, unless changed prior to the Annuity Date. The Annuitant may not be changed in a Contract which is owned by a non-natural person. Any change of Annuitant is subject to the Company's underwriting rules then in effect.

CONTRACT OWNER

The Contract Owner has all right under this Contract. The Contract Owner is the person designated as such on the Issue Date, unless changed.

The Contract Owner may change owners at any time prior to the Annuity Date by Written Request. A change of Contract Owner will automatically revoke any prior designation of Contract Owner. The change will become effective as of the date the Written Request is signed. A new designation of Contract Owner will not apply to any payment made or action taken by the Company prior to the time it was received.

JOINT CONTRACT OWNERS

The Contract can be owned by Joint Contract Owners. If Joint Contract Owners are named, any Joint Contract Owner must be the spouse of the other Contract Owner. Upon the death of either Contract Owner, the surviving spouse will be the Primary Beneficiary. Any other Beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request.

MUVA94                           Page 14 of 30

ASSIGNMENT OF THE CONTRACT

A Written Request specifying the terms of an assignment of this Contract must be provided to the Annuity Service Center. Until the Written Request is received, the Company will not be required to take notice of or be responsible for any transfer of interest in this Contract by assignment, agreement, or otherwise.

The Company will not be responsible for the validity or tax consequences of any assignment. Any assignment made after the death benefit has become payable will be valid only with the Company's consent.

If this Contract is assigned, the Contract Owner's rights may only be exercised with the consent of the assignee of record.


                               GENERAL PROVISIONS

THE CONTRACT

The entire Contract consists of this Contract, any Application and any riders or endorsements attached to this Contract.

CONTRACT CHANGES BY THE COMPANY

The Company reserves the right to amend this Contract to meet the requirements of any applicable federal or state laws or regulations, or as otherwise provided in this Contract. The Company will notify the Contract Owner in writing of such amendments.

Any changes to this Contract by the Company must be signed by an authorized officer of the Company. Agents of the Company have no authority to alter or modify any of the terms, conditions, agreements of this Contract, or to waive any of its provisions.

CONTRACT CHANGES BY THE CONTRACT OWNER

The Contract Owner may, subject to the Company's underwriting rules then in effect and in accordance with the provisions of this Contract, by Written
Request:

     1.   change the Contract Owner;

     2. change the Annuity Date and/or the Annuity Option at any time up to thirty (30) calendar days before the current Annuity Date, provided the Annuitant is then living;

     3.   change the Beneficiary; or

     4.   change the Annuitant, prior to the Annuity Date.

A change of Annuitant, Annuity Date and Annuity Option will take effect on the date the Written Request is received.

MUVA94                           Page 15 of 30

CONTRACT TERMINATION

This Contract will terminate upon the occurrence of any of the following events:

     1.   the date of the last Annuity Payment;

     2.   the date payment is made of the entire Contract Value;

     3.   the date of the last death benefit payment to the last Beneficiary;

     4. the date the Contract is returned under the Right to Examine Contract provision.

INCONTESTABILITY

The Company shall not contest the validity of this Contract.

MISSTATEMENT OF AGE OR SEX

If the Annuitant's Age or sex has been incorrectly stated, the Annuity Payment payable will be that which the Contract Value, reduced by any applicable Premium Tax, Annual Contract Maintenance Charge, and Contingent Deferred Sales Charge, would have purchased at the correct Age and sex. After correction, the Annuitant will receive the sum of any underpayments made by the Company within thirty (30) calendar days. The amount of any overpayments made by the Company will be charged against the payment(s) following the correction.

NON-BUSINESS DAYS

If the due date for any activity required by the Contract falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.

NON-PARTICIPATING

This Contract is non-participating and will not share in any surplus earnings of the Company. No dividends are payable on this Contract.

PROTECTION OF PROCEEDS

To the extent permitted by law, all payments under this Contract shall be free from legal process and the claim of any creditor if the person is entitled to them under this Contract. No payment and no amount under this Contract can be taken or assigned in advance of its payment date unless the Company receives the Contract Owner's written consent.

REGULATORY REQUIREMENTS

All values payable under this Contract will not be less than the minimum benefits required by the laws and regulations of the state in which the Contract is delivered.

REPORTS

Each year the Company will provide to the Contract Owner an accounting of Purchase Payments, transfers, withdrawals, charges applicable to this Contract, and any other information required under state or federal law.

MUVA94                           Page 16 of 30

PREMIUM AND OTHER TAXES

Any Premium Taxes relating to this Contract may be deducted from the Purchase Payments or Contract Value when incurred. The Company will, in its sole discretion, determine when Premium Taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of Annuity Payments. The Company may, at its sole discretion, pay such Premium Taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date.

The Company will deduct any withholding taxes required by applicable law.

The Company reserves the right to establish a provision for federal income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient.


                               ANNUITY PROVISIONS

ANNUITY GUIDELINES

Once the Contract reaches the Annuity Date, the following guidelines apply:

     1. The Contract Owner may elect to have the Contract Value applied to provide a Variable Annuity, a Fixed Annuity, or a combination Fixed and Variable Annuity. If a combination is elected, the Contract Owner must specify what part of the Contract Value is to be applied to the Fixed and Variable options.

     2. The amount applied to an Annuity Option on the Annuity Date, excluding any death benefit proceeds applied to an Annuity Option, is equal to the Contract Value minus any applicable Premium Tax, Annual Contract Maintenance Charge and Contingent Deferred Sales Charge shown on the Contract Schedule.

     3. The minimum amount that may be applied under any Annuity Option, and the minimum periodic Annuity Payment allowed, are set forth on the Contract Schedule in the Annuity Guideline Parameters.

     4. Contract Owners select an Annuity Date at the Issue Date. Contract Owners may change the Annuity Date at any time up to thirty (30) calendar days prior to the current Annuity Date by Written Request. Any Annuity Date selected is subject to the Annuity Guideline Parameters set forth on the Contract Schedule.

     5. If no Annuity Option has been chosen at least thirty (30) calendar days before the Annuity Date, the Company will make payments to the Annuitant under Option B, with 10 years of payments guaranteed. Unless specified otherwise, the Contract Value shall be used to provide a Variable Annuity.

MUVA94                           Page 17 of 30

ANNUITY PAYMENTS

The Company will make Annuity Payments beginning on the Annuity Date, provided no death benefit has become payable and the Contract Owner has by Written Request selected an available Annuity Option and payment schedule. Except as otherwise agreed to by the Contract Owner and the Company, Annuity Payments will be payable monthly. The Annuity Option and frequency of Annuity Payments may not be changed by the Contract Owner after Annuity Payments begin. Unless the Contract Owner specifies otherwise, the payee of the Annuity Payments shall be the Annuitant.

If the amount of the Annuity Payment will depend on the Age or sex of the Annuitant, the Company reserves the right to ask for satisfactory proof of the Annuitant's (or Joint Annuitant's, if any) Age and sex. The Company reserves the right to delay Annuity Payments until acceptable proof is received.

FIXED ANNUITY

A Fixed Annuity provides for payments which do not fluctuate based on investment performance.

The Fixed Annuity shall be determined by applying the Annuity Purchase Rates set forth in the Fixed Annuity Rate Tables below to the portion of the Contract Value allocated to the Fixed Annuity Option selected by the Contract Owner.

VARIABLE ANNUITY

A Variable Annuity provides for payments which may fluctuate based on the investment performance of the Sub-Accounts of the Separate Account. Variable Annuity Payments will be based on the allocation of the Contract Value among the Sub-Accounts.

ANNUITY UNITS AND PAYMENTS

The dollar amount of each Variable Annuity payment depends on the number of Annuity Units credited to that Annuity Option, and the value of those Units. The number of Annuity Units is determined as follows:

1. The number of Annuity Units credited in each Sub-Account will be determined by dividing the product of the portion of the Contract Value to be applied to the Sub-Account and the Annuity Purchase Rate by the value of one Annuity Unit in that Sub-Account on the Annuity Date. The purchase rates are set forth in the Variable Annuity Rate Tables below.

2. For each Sub-Account, the amount of each Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit Value on the payment date. The amount of each payment may vary.

ANNUITY UNIT VALUE

The value of any Annuity Unit for each Sub-Account of the Separate Account was arbitrarily set initially at $10.

The Sub-Account Annuity Unit Value at the end of any subsequent Valuation Period is determined as follows:

MUVA94                           Page 16 of 30

1. The Net Investment Factor for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-Account for the immediately preceding Valuation Period.

2. The result in (1) is then divided by an assumed investment factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding Valuation Date. Assumed investment rate is based on an effective annual rate of 4%.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

ANNUITY OPTIONS

The Contract Owner may choose periodic fixed and/or variable Annuity Payments under any one of the Annuity Options described below. The Company may consent to other plans of payment before the Annuity Date.

The following Annuity Options are available:

Annuity Option A - Life Income
----------------

Periodic payments will be made as long as the Annuitant lives.

Annuity Option B - Life Income with Period Certain
----------------

Periodic payments will be made for a guaranteed period, or as long as the Annuitant lives, whichever is longer. The guaranteed period may be five (5), ten
(10) or twenty (20) years. If the Beneficiary does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the guaranteed annuity payments remaining commuted and paid in a lump sum.

Annuity Option C - Joint and Last Survivor Payments
----------------

Periodic payments will be made during the joint lifetime of two Annuitants continuing in the same amount during the lifetime of the surviving Annuitant.

Annuity Option D - Joint and 2/3 Survivor Annuity
----------------

Periodic payments will be made during the joint lifetime of two Annuitants. Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the annuity payment (or Units) in effect during the joint lifetime.

Annuity Option E - Period Certain
----------------

Periodic payments will be made for a specified period. The specified period must be at least five (5) years and cannot be more than thirty (30) years. If the Contract Owner does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the remaining payments commuted and paid in a lump sum or as an Annuity Option purchased at the date of such election.

Annuity Option F - Special Income Settlement Agreement
----------------
The Company will pay the proceeds in accordance with terms agreed upon in writing by the Contract Owner and the Company.

MUVA94                           Page 19 of 30

                                  ANNUITY RATES
                                  -------------


FIXED ANNUITY RATES
-------------------

Notes to Tables
---------------

     Table 1 - Annuity Options A and B
     Table 2 - Annuity Option C
     Table 3 - Annuity Option D
     Table 4 - Annuity Option E


Note 1: If the single premium immediate annuity rates offered by the Company and designated by the Company for this purpose on the Annuity Date are more favorable than the minimum guaranteed rates used to develop Tables 1, 2, 3 or 4, those rates will be used.

Note 2: The 1983 Table "a" mortality table, projected to the year 2015 with Projection Scale G, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 40%/60% male/female weighting.

Note 3: The Annuity Option rates shown in Tables 1, 2, 3, and 4 are based on an effective annual interest rate of 3%.

Note 4: Rates will be determined based on the age(s) of any Annuitant(s) on his/her birthday nearest the Annuity Date. The tables below show Annuity Option rates based on age nearest birthday.

Note 5: The purchase rate for any age or combination of ages not shown in the tables below will be calculated on the same basis as the payments for those shown and may be obtained by Written Request.

MUVA94                          Page 20 of 30

---------------------------------------------------------------------------------------------------------
                                          FIXED ANNUITY RATES
                                        TABLE 1 - OPTIONS A & B
                                       MONTHLY PAYMENT PER $1,000

---------------------------------------------------------------------------------------------------------
                       MALE                                                FEMALE
--------------------------------------------------- -----------------------------------------------------
            Life     5 Yrs     10 Yrs     20 Yrs     Life      5 Yrs     10 Yrs      20 Yrs
   Age      Only      C&L        C&L        C&L      Only       C&L        C&L         C&L        Age
---------------------------------------------------------------------------------------------------------
   50       3.94      3.93      3.91       3.84      3.64      3.64       3.63        3.60         50
   51       4.00      3.99      3.97       3.89      3.69      3.69       3.68        3.64         51
   52       4.07      4.06      4.04       3.94      3.74      3.74       3.73        3.69         52
   53       4.13      4.13      4.10       4.00      3.80      3.79       3.78        3.74         53
   54       4.21      4.20      4.17       4.06      3.85      3.85       3.84        3.79         54

   55       4.29      4.28      4.25       4.11      3.92      3.91       3.90        3.84         55
   56       4.37      4.36      4.32       4.17      3.98      3.98       3.96        3.90         56
   57       4.45      4.44      4.40       4.23      4.05      4.04       4.03        3.95         57
   58       4.54      4.53      4.49       4.30      4.12      4.11       4.10        4.01         58
   59       4.64      4.63      4.58       4.36      4.20      4.19       4.17        4.07         59

   60       4.74      4.73      4.67       4.42      4.28      4.27       4.25        4.13         60
   61       4.85      4.84      4.77       4.49      4.36      4.35       4.33        4.20         61
   62       4.97      4.95      4.88       4.56      4.45      4.44       4.41        4.27         62
   63       5.10      5.07      4.99       4.62      4.55      4.54       4.50        4.33         63
   64       5.23      5.20      5.11       4.69      4.65      4.64       4.60        4.40         64

   65       5.37      5.34      5.23       4.75      4.76      4.75       4.70        4.47         65
   66       5.53      5.49      5.35       4.82      4.88      4.86       4.81        4.55         66
   67       5.69      5.64      5.49       4.88      5.00      4.98       4.92        4.62         67
   68       5.86      5.81      5.63       4.94      5.13      5.11       5.04        4.69         68
   69       6.05      5.98      5.77       5.00      5.28      5.25       5.17        4.76         69

   70       6.25      6.17      5.92       5.06      5.43      5.40       5.30        4.83         70
   71       6.45      6.36      6.07       5.11      5.60      5.56       5.44        4.90         71
   72       6.67      6.56      6.23       5.16      5.77      5.73       5.59        4.97         72
   73       6.91      6.78      6.39       5.21      5.97      5.92       5.75        5.03         73
   74       7.16      7.00      6.56       5.25      6.16      6.11       5.91        5.09         74

   75       7.42      7.24      6.72       5.29      6.40      6.33       6.08        5.15         75
   76       7.71      7.49      6.90       5.33      6.64      6.55       6.26        5.20         76
   77       8.01      7.76      7.07       5.36      6.90      6.79       6.44        5.25         77
   78       8.34      8.04      7.24       5.38      7.17      7.04       6.63        5.29         78
   79       8.69      8.33      7.42       5.41      7.47      7.31       6.82        5.32         79
   80       9.06      8.64      7.59       5.43      7.79      7.59       7.01        5.36         80

   81       9.46      8.95      7.77       5.45      8.14      7.90       7.21        5.39         81
   82       9.88      9.29      7.94       5.46      8.51      8.22       7.40        5.41         82
   83       10.34     9.63      8.10       5.47      8.92      8.56       7.59        5.43         83
   84       10.82     9.99      8.25       5.48      9.35      8.91       7.78        5.45         84
   85       11.34    10.36      8.40       5.49      9.83      9.29       7.96        5.47         85
---------------------------------------------------------------------------------------------------------

MUVA94                           Page 21 of 30

--------------------------------------------------------------------------------------------------------
                                           FIXED ANNUITY RATES
                                           TABLE 2 - OPTION C
                                       MONTHLY PAYMENT PER $1,000

--------------------------------------------------------------------------------------------------------
                                 MALE/FEMALE JOINT AND SURVIVOR ANNUITY
--------------------------------------------------------------------------------------------------------
    MALE                                        FEMALE AGE                                       MALE
                ---------------------------------------------------------------------------
    AGE           40     45      50     55      60     65      70      75     80      85          AGE
--------------------------------------------------------------------------------------------------------
     40         3.11    3.16   3.24    3.30   3.34    3.38    3.40   3.42    3.43   3.44          40
     45         3.15    3.24   3.33    3.41   3.48    3.54    3.58   3.61    3.63   3.65          45
     50         3.16    3.29   3.41    3.52   3.63    3.72    3.79   3.84    3.88   3.90          50
     55         3.21    3.33   3.48    3.63   3.77    3.91    4.02   4.11    4.16   4.22          55
     60         3.22    3.36   3.53    3.71   3.91    4.10    4.28   4.43    4.55   4.63          60
     65         3.24    3.39   3.57    3.78   4.02    4.28    4.55   4.79    4.99   5.14          65
     70         3.24    3.40   3.59    3.83   4.11    4.44    4.79   5.16    5.50   5.77          70
     75         3.25    3.41   3.61    3.86   4.17    4.55    5.00   5.51    6.01   6.47          75
     80         3.25    3.42   3.62    3.88   4.21    4.64    5.16   5.80    6.51   7.22          80
     85         3.25    3.42   3.63    3.90   4.24    4.69    5.27   6.03    6.94   7.94          85
--------------------------------------------------------------------------------------------------------
                                MALE(1)MALE(2) JOINT AND SURVIVOR ANNUITY
--------------------------------------------------------------------------------------------------------
  MALE(1)                                      MALE(2) AGE                                      MALE(1)
                ---------------------------------------------------------------------------
    AGE           40     45      50     55      60     65      70      75     80      85          AGE
--------------------------------------------------------------------------------------------------------
     40         3.17    3.24   3.29    3.33   3.37    3.40   3.41    3.43    3.44   3.44          40
     45         3.24    3.32   3.40    3.47   3.53    3.57   3.60    3.63    3.64   3.65          45
     50         3.29    3.40   3.51    3.61   3.70    3.77   3.83    3.87    3.89   3.91          50
     55         3.33    3.47   3.61    3.75   3.89    4.00   4.09    4.16    4.21   4.24          55
     60         3.37    3.53   3.70    3.89   4.07    4.25   4.40    4.52    4.60   4.66          60
     65         3.40    3.57   3.77    4.00   4.25    4.50   4.73    4.93    5.09   5.20          65
     70         3.41    3.60   3.83    4.09   4.40    4.73   5.08    5.40    5.67   5.88          70
     75         3.43    3.63   3.87    4.16   4.52    4.93   5.40    5.87    6.31   6.67          75
     80         3.44    3.64   3.89    4.21   4.60    5.09   5.67    6.31    6.96   7.57          80
     85         3.44    3.65   3.91    4.24   4.66    5.20   5.88    6.67    7.57   8.48          85
--------------------------------------------------------------------------------------------------------
                              FEMALE(1)FEMALE(2) JOINT AND SURVIVOR ANNUITY
--------------------------------------------------------------------------------------------------------
 FEMALE(1)                                    FEMALE(2) AGE                                    FEMALE(1)
                ---------------------------------------------------------------------------
    AGE           40     45      50     55      60     65      70      75     80      85          AGE
--------------------------------------------------------------------------------------------------------
     40         3.06    3.11   3.15    3.19   3.21    3.23   3.24    3.25    3.25   3.25          40
     45         3.11    3.19   3.25    3.30   3.34    3.37   3.39    3.40    3.41   3.42          45
     50         3.15    3.25   3.34    3.42   3.49    3.54   3.58    3.60    3.62   3.63          50
     55         3.19    3.30   3.42    3.54   3.64    3.73   3.79    3.84    3.87   3.89          55
     60         3.21    3.34   3.49    3.64   3.79    3.93   4.05    4.13    4.19   4.23          60
     65         3.23    3.37   3.54    3.73   3.93    4.13   4.32    4.47    4.59   4.66          65
     70         3.24    3.39   3.58    3.79   4.05    4.32   4.60    4.86    5.06   5.21          70
     75         3.25    3.40   3.60    3.84   4.13    4.47   4.86    5.25    5.62   5.91          75
     80         3.25    3.41   3.62    3.87   4.19    4.59   5.06    5.62    6.16   6.70          80
     85         3.25    3.42   3.63    3.89   4.23    4.66   5.21    5.91    6.70   7.52          85
--------------------------------------------------------------------------------------------------------

MUVA94                           Page 22 of 30

------------------------------------------------------------------------------------------------------------
                                            FIXED ANNUITY RATES
                                             TABLE 3 - OPTION D
                                         MONTHLY PAYMENT PER $1,000

------------------------------------------------------------------------------------------------------------
                                     MALE/FEMALE JOINT AND 2/3 ANNUITY
------------------------------------------------------------------------------------------------------------
    MALE                                          FEMALE AGE                                        FEMALE
                --------------------------------------------------------------------------------
    AGE          40      45      50      55     60      65     70      75       80        85          AGE
------------------------------------------------------------------------------------------------------------
     40         3.21    3.26    3.31    3.35   3.38    3.40   3.42    3.43     3.44      3.44         40
     45         3.30    3.37    3.43    3.49   3.54    3.58   3.61    3.63     3.64      3.65         45
     50         3.40    3.48    3.57    3.65   3.73    3.79   3.84    3.87     3.90      3.91         50
     55         3.50    3.60    3.71    3.82   3.93    4.03   4.11    4.17     4.21      4.24         55
     60         3.61    3.73    3.86    4.00   4.15    4.30   4.43    4.53     4.61      4.67         60
     65         3.73    3.86    4.02    4.19   4.39    4.59   4.79    4.97     5.11      5.22         65
     70         3.86    4.01    4.19    4.40   4.64    4.91   5.20    5.48     5.73      5.92         70
     75         4.00    4.16    4.36    4.60   4.89    5.23   5.61    6.03     6.42      6.76         75
     80         4.14    4.31    4.53    4.80   5.13    5.54   6.03    6.59     7.19      7.74         80
     85         4.27    4.46    4.69    4.99   5.36    5.83   6.42    7.14     7.97      8.82         85
-----------------------------------------------------------------------------------------------------------
                                    MALE(1)MALE(2) JOINT AND 2/3 ANNUITY
------------------------------------------------------------------------------------------------------------
  MALE(1)                                         MALE(2) AGE                                       MALE(1)
                --------------------------------------------------------------------------------
    AGE          40      45      50      55     60      65     70      75       80        85          AGE
------------------------------------------------------------------------------------------------------------
     40         3.26   3.30    3.34    3.37    3.40   3.41    3.43   3.44     3.44     3.45           40
     45         3.37   3.43    3.48    3.53    3.57   3.60    3.62   3.64     3.65     3.65           45
     50         3.48   3.56    3.64    3.71    3.78   3.83    3.86   3.89     3.91     3.92           50
     55         3.60   3.71    3.81    3.92    4.01   4.09    4.16   4.20     4.23     4.26           55
     60         3.73   3.86    3.99    4.14    4.27   4.40    4.51   4.59     4.65     4.69           60
     65         3.87   4.02    4.19    4.37    4.57   4.76    4.93   5.07     5.16     5.26           65
     70         4.02   4.19    4.40    4.63    4.88   5.15    5.42   5.65     5.85     6.00           70
     75         4.16   4.37    4.60    4.88    5.19   5.55    5.94   6.31     6.64     6.91           75
     80         4.33   4.55    4.81    5.12    5.50   5.96    6.48   7.02     7.54     8.01           80
     85         4.48   4.72    5.00    5.36    5.80   6.34    7.00   7.73     8.51     9.26           85
------------------------------------------------------------------------------------------------------------
                                 FEMALE(1) FEMALE(2) JOINT AND 2/3 ANNUITY
------------------------------------------------------------------------------------------------------------
 FEMALE(1)                                       FEMALE(2) AGE                                     FEMALE(1)
                --------------------------------------------------------------------------------
    AGE          40      45      50      55     60      65     70      75       80        85          AGE
------------------------------------------------------------------------------------------------------------
     40         3.12   3.16    3.19    3.21    3.23   3.24    3.24   3.25     3.25     3.25           40
     45         3.21   3.26    3.31    3.34    3.37   3.39    3.40   3.41     3.42     3.42           45
     50         3.30   3.37    3.43    3.49    3.54   3.57    3.60   3.61     3.63     3.63           50
     55         3.40   3.48    3.57    3.66    3.73   3.79    3.83   3.87     3.89     3.90           55
     60         3.50   3.60    3.72    3.83    3.94   4.04    4.12   4.16     4.22     4.24           60
     65         3.61   3.73    3.87    4.02    4.17   4.32    4.46   4.57     4.64     4.69           65
     70         3.74   3.88    4.04    4.22    4.42   4.64    4.85   5.03     5.16     5.29           70
     75         3.88   4.03    4.22    4.43    4.69   4.97    5.28   5.59     5.86     6.06           75
     80         4.03   4.20    4.40    4.65    4.95   5.31    5.73   6.19     6.64     7.03           80
     85         4.19   4.37    4.59    4.87    5.22   5.65    6.16   6.81     7.49     8.16           85
------------------------------------------------------------------------------------------------------------

MUVA94                           Page 23 of 30

    ---------------------------------------------------------------------
                            FIXED ANNUITY RATES
                             TABLE 4 - OPTION E
                         MONTHLY PAYMENT PER $1000
    ---------------------------------------------------------------------
             YEARS                         MONTHLY INCOME
    ---------------------------------------------------------------------
               5                               $17.91
               6                                15.14
               7                                13.16
               8                                11.68
               9                                10.53

              10                                 9.61
              11                                 8.86
              12                                 8.24
              13                                 7.71
              14                                 7.26

              15                                 6.87
              16                                 6.53
              17                                 6.23
              16                                 5.96
              19                                 5.73

              20                                 5.51
              21                                 5.32
              22                                 5.15
              23                                 4.99
              24                                 4.84

              25                                 4.71
              26                                 4.59
              27                                 4.47
              28                                 4.37
              29                                 4.27
              30                                 4.16
    ---------------------------------------------------------------------


MUVA94                           Page 24 of 30

                                  ANNUITY RATES
                                  -------------


VARIABLE ANNUITY RATES
----------------------

Notes to Tables
---------------

          Table 5 - Annuity Options A and B

          Table 6 - Annuity Option C

          Table 7 - Annuity Option D

          Table 8 - Annuity Option E

Note 1: The 1983 Table "a" mortality table, projected to the year 2015 with Projection Scale G, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 40%/60% male/female weighting.

Note 2: The Annuity Option rates shown in Tables 5, 6, 7 and 8 are based on an assumed effective annual interest rate of 4%.

Note 3: Rates will be determined based on the age(s) of any Annuitant(s) on his/her birthday nearest the Annuity Date. The tables below show Annuity Option rates based on age nearest birthday.

Note 4: The purchase rate for any age or combination of ages not shown in the tables below will be calculated on the same basis as the payments for those shown and may be obtained by Written Request.

MUVA94                           Page 25 of 30

--------------------------------------------------------------------------------------------------
                                     VARIABLE ANNUITY RATES
                                     TABLE 5 - OPTIONS A & B
                                   MONTHLY PAYMENT PER $1,000
--------------------------------------------------------------------------------------------------
                     MALE                                             FEMALE
--------------------------------------------------------------------------------------------------
           Life     5 Yrs    10 Yrs    20 Yrs     Life     5 Yrs      10 Yrs     20 Yrs
  Age      Only      C&L      C&L        C&L      Only      C&L        C&L         C&L      Age
--------------------------------------------------------------------------------------------------
   50      4.53     4.53      4.51      4.42      4.24      4.24       4.23       4.19       50
   51      4.60     4.59      4.56      4.47      4.29      4.29       4.28       4.23       51
   52      4.66     4.65      4.63      4.52      4.34      4.33       4.32       4.28       52
   53      4.73     4.72      4.69      4.57      4.39      4.39       4.38       4.32       53
   54      4.80     4.79      4.76      4.62      4.45      4.44       4.43       4.37       54

   55      4.88     4.86      4.83      4.68      4.51      4.50       4.49       4.42       55
   56      4.95     4.94      4.90      4.74      4.57      4.56       4.54       4.47       56
   57      5.04     5.02      4.98      4.79      4.63      4.63       4.61       4.52       57
   58      5.13     5.11      5.06      4.85      4.70      4.70       4.67       4.58       58
   59      5.22     5.21      5.15      4.91      4.78      4.77       4.74       4.64       59

   60      5.33     5.31      5.24      4.97      4.86      4.85       4.82       4.70       60
   61      5.44     5.41      5.34      5.04      4.94      4.93       4.90       4.76       61
   62      5.55     5.53      5.44      5.10      5.03      5.02       4.98       4.82       62
   63      5.68     5.65      5.55      5.16      5.12      5.11       5.07       4.89       63
   64      5.81     5.78      5.67      5.22      5.22      5.21       5.16       4.95       64

   65      5.96     5.91      5.79      5.28      5.33      5.31       5.26       5.02       65
   66      6.11     6.06      5.91      5.35      5.45      5.43       5.37       5.09       66
   67      6.27     6.22      6.04      5.40      5.57      5.55       5.48       5.15       67
   68      6.45     6.38      6.16      5.46      5.70      5.68       5.60       5.22       68
   69      6.63     6.55      6.32      5.52      5.85      5.82       5.72       5.29       69

   70      6.83     6.74      6.46      5.57      6.00      5.96       5.85       5.36       70
   71      7.04     6.93      6.61      5.62      6.16      6.12       5.99       5.42       71
   72      7.26     7.13      6.77      5.67      6.34      6.29       6.14       5.49       72
   73      7.50     7.34      6.92      5.71      6.54      6.48       6.29       5.55       73
   74      7.75     7.57      7.09      5.76      6.74      6.67       6.45       5.60       74

   75      8.02     7.81      7.25      5.79      6.97      6.89       6.62       5.66       75
   76      8.30     8.06      7.42      5.83      7.22      7.11       6.79       5.71       76
   77      8.61     8.32      7.59      5.86      7.47      7.35       6.97       5.75       77
   78      8.94     8.60      7.76      5.88      7.75      7.60       7.15       5.79       78
   79      9.29     8.89      7.93      5.90      8.05      7.87       7.34       5.82       79
   80      9.66     9.20      8.10      5.92      8.37      8.15       7.53       5.86       80

   81      10.06    9.51      8.27      5.94      8.72      8.45       7.72       5.88       81
   82      10.49    9.84      8.43      5.95      9.10      8.77       7.91       5.91       82
   83      10.95    10.16     8.59      5.97      9.51      9.11       8.10       5.93       83
   84      11.43    10.54     8.74      5.98      9.95      9.47       8.28       5.94       84
   85      11.95    10.90     8.88      5.98      10.42     9.84       8.45       5.96       85
--------------------------------------------------------------------------------------------------

MUVA94                           Page 26 of 30

------------------------------------------------------------------------------------------------------------------
                                             VARIABLE ANNUITY RATES
                                               TABLE 6 - OPTION C
                                           MONTHLY PAYMENT PER $1,000

------------------------------------------------------------------------------------------------------------------
                                     MALE/FEMALE JOINT AND SURVIVOR ANNUITY
------------------------------------------------------------------------------------------------------------------
      MALE                                          FEMALE AGE                                         MALE
                   -----------------------------------------------------------------------------
       AGE           40      45     50      55      60      65     70      75      80      85          AGE
------------------------------------------------------------------------------------------------------------------
       40          3.73    3.80    3.86   3.91    3.95    3.98    4.01   4.03    4.05    4.05           40
       45          3.77    3.85    3.93   4.01    4.08    4.13    4.16   4.21    4.23    4.25           45
       50          3.80    3.90    4.01   4.11    4.21    4.30    4.37   4.43    4.47    4.49           50
       55          3.83    3.94    4.07   4.21    4.35    4.48    4.59   4.69    4.76    4.80           55
       60          3.84    3.97    4.12   4.29    4.48    4.66    4.84   4.99    5.11    5.20           60
       65          3.86    3.99    4.16   4.36    4.59    4.84    5.10   5.34    5.54    5.70           65
       70          3.87    4.01    4.19   4.41    4.68    4.99    5.34   5.70    6.04    6.31           70
       75          3.87    4.02    4.21   4.44    4.74    5.11    5.55   6.04    6.55    7.01           75
       80          3.88    4.03    4.22   4.47    4.79    5.19    5.71   6.34    7.04    7.75           80
       85          3.88    4.03    4.23   4.48    4.81    5.25    5.82   6.57    7.47    8.47           85
------------------------------------------------------------------------------------------------------------------
                                    MALE(1)MALE(2) JOINT AND SURVIVOR ANNUITY
------------------------------------------------------------------------------------------------------------------
     MALE(1)                                       MALE(2) AGE                                       MALE(1)
                   -----------------------------------------------------------------------------
       AGE           40      45     50      55      60      65     70      75      80      85          AGE
------------------------------------------------------------------------------------------------------------------
       40          3.79    3.85    3.90   3.94    3.98    4.01    4.03   4.04    4.05    4.06           40
       45          3.85    3.93    4.00   4.07    4.12    4.17    4.20   4.23    4.24    4.25           45
       50          3.90    4.00    4.10   4.20    4.28    4.36    4.41   4.45    4.48    4.50           50
       55          3.94    4.07    4.20   4.33    4.46    4.57    4.67   4.74    4.79    4.82           55
       60          3.98    4.12    4.28   4.46    4.64    4.81    4.96   5.08    5.17    5.23           60
       65          4.01    4.17    4.36   4.57    4.81    5.05    5.28   5.48    5.65    5.76           65
       70          4.03    4.20    4.41   4.67    4.96    5.28    5.62   5.94    6.22    6.43           70
       75          4.04    4.23    4.45   4.74    5.08    5.48    5.94   6.40    6.84    7.22           75
       80          4.05    4.24    4.48   4.79    5.17    5.65    6.22   6.84    7.50    8.11           80
       85          4.06    4.25    4.50   4.82    5.23    5.76    6.43   7.22    8.11    9.02           85
------------------------------------------------------------------------------------------------------------------
                                  FEMALE(1)FEMALE(2) JOINT AND SURVIVOR ANNUITY
------------------------------------------------------------------------------------------------------------------
    FEMALE(1)                                     FEMALE(2) AGE                                     FEMALE(1)
                   -----------------------------------------------------------------------------
       AGE           40      45     50      55      60      65     70      75      80      85          AGE
------------------------------------------------------------------------------------------------------------------
       40          3.69    3.74    3.78   3.81    3.83    3.85    3.86   3.87    3.87    3.88           40
       45          3.74    3.80    3.86   3.91    3.95    3.98    4.00   4.01    4.02    4.03           45
       50          3.78    3.86    3.94   4.02    4.08    4.13    4.17   4.19    4.21    4.22           50
       55          3.81    3.91    4.02   4.12    4.22    4.31    4.37   4.42    4.45    4.48           55
       60          3.83    3.95    4.08   4.22    4.37    4.50    4.61   4.70    4.76    4.80           60
       65          3.85    3.98    4.13   4.31    4.50    4.69    4.87   5.03    5.14    5.22           65
       70          3.86    4.00    4.17   4.37    4.61    4.87    5.14   5.40    5.61    5.76           70
       75          3.87    4.01    4.19   4.42    4.70    5.03    5.40   5.79    6.15    6.45           75
       80          3.87    4.02    4.21   4.45    4.76    5.14    5.61   6.15    6.71    7.23           80
       85          3.88    4.03    4.22   4.48    4.80    5.22    5.76   6.45    7.23    8.05           85
------------------------------------------------------------------------------------------------------------------

MUVA94                           Page 27 of 30

------------------------------------------------------------------------------------------------------------------
                                             VARIABLE ANNUITY RATES
                                               TABLE 7 - OPTION D
                                           MONTHLY PAYMENT PER $1,000

------------------------------------------------------------------------------------------------------------------
                                        MALE/FEMALE JOINT AND 2/3 ANNUITY
------------------------------------------------------------------------------------------------------------------
      MALE                                          FEMALE AGE                                         MALE
                   -----------------------------------------------------------------------------
       AGE           40      45     50      55      60      65     70      75      80      85          AGE
------------------------------------------------------------------------------------------------------------------
       40          3.84    3.88    3.92   3.96    3.99    4.01    4.03   4.04    4.05    4.06           40
       45          3.93    3.98    4.04   4.09    4.14    4.16    4.21   4.23    4.25    4.26           45
       50          4.02    4.09    4.17   4.24    4.31    4.37    4.42   4.46    4.49    4.51           50
       55          4.12    4.21    4.31   4.41    4.51    4.60    4.68   4.75    4.79    4.83           55
       60          4.24    4.34    4.46   4.59    4.73    4.86    4.99   5.10    5.16    5.24           60
       65          4.37    4.49    4.62   4.79    4.97    5.16    5.35   5.53    5.67    5.78           65
       70          4.52    4.65    4.81   5.00    5.23    5.48    5.76   6.04    6.28    6.48           70
       75          4.68    4.82    5.00   5.22    5.49    5.81    6.16   6.58    6.97    7.31           75
       80          4.84    5.00    5.20   5.44    5.75    6.14    6.61   7.16    7.74    8.30           80
       85          5.01    5.16    5.39   5.66    6.01    6.46    7.03   7.73    8.54    9.38           85
------------------------------------------------------------------------------------------------------------------
                                      MALE(1)MALE(2) JOINT AND 2/3 ANNUITY
------------------------------------------------------------------------------------------------------------------
     MALE(1)                                       MALE(2) AGE                                       MALE(1)
                   -----------------------------------------------------------------------------
       AGE           40      45     50      55      60      65     70      75      80      85          AGE
------------------------------------------------------------------------------------------------------------------
       40          3.88    3.92    3.96   3.99    4.01    4.03    4.04   4.05    4.06    4.06           40
       45          3.98    4.04    4.09   4.13    4.17    4.20    4.22   4.24    4.25    4.26           45
       50          4.09    4.17    4.24   4.31    4.36    4.41    4.45   4.48    4.50    4.51           50
       55          4.21    4.31    4.40   4.50    4.59    4.67    4.73   4.78    4.82    4.84           55
       60          4.35    4.46    4.58   4.71    4.85    4.97    5.07   5.16    5.22    5.26           60
       65          4.50    4.63    4.78   4.96    5.14    5.32    5.49   5.63    5.74    5.83           65
       70          4.67    4.82    5.00   5.22    5.46    5.72    5.98   6.21    6.41    6.56           70
       75          4.84    5.02    5.23   5.48    5.78    6.13    6.50   6.86    7.19    7.47           75
       80          5.02    5.22    5.46   5.76    6.12    6.55    7.06   7.58    8.10    8.57           80
       85          5.20    5.42    5.68   6.02    6.44    6.96    7.60   8.32    9.08    9.82           85
------------------------------------------------------------------------------------------------------------------
                                    FEMALE(1)FEMALE(2) JOINT AND 2/3 ANNUITY
------------------------------------------------------------------------------------------------------------------
    FEMALE(1)                                     FEMALE(2) AGE                                     FEMALE(1)
                   -----------------------------------------------------------------------------
       AGE           40      45     50      55      60      65     70      75      80      85          AGE
------------------------------------------------------------------------------------------------------------------
       40          3.76    3.79    3.81   3.83    3.85    3.86    3.87   3.87    3.88    3.88           40
       45          3.83    3.88    3.92   3.95    3.98    4.00    4.01   4.02    4.03    4.03           45
       50          3.92    3.98    4.04   4.09    4.13    4.17    4.19   4.21    4.22    4.23           50
       55          4.01    4.09    4.17   4.24    4.31    4.37    4.42   4.45    4.47    4.49           55
       60          4.12    4.21    4.31   4.42    4.52    4.61    4.69   4.75    4.79    4.82           60
       65          4.24    4.35    4.47   4.60    4.75    4.89    5.02   5.12    5.20    5.26           65
       70          4.38    4.50    4.64   4.81    5.00    5.20    5.40   5.59    5.73    5.84           70
       75          4.54    4.67    4.84   5.04    5.27    5.54    5.84   6.14    6.40    6.61           75
       80          4.72    4.87    5.05   5.28    5.56    5.90    6.30   6.75    7.19    7.58           80
       85          4.90    5.07    5.27   5.53    5.85    6.26    6.77   7.39    8.05    8.71           85
------------------------------------------------------------------------------------------------------------------

MUVA94                           Page 28 of 30

     ---------------------------------------------------------------------
                            VARIABLE ANNUITY RATES
                              TABLE 8 - OPTION E
                          MONTHLY PAYMENT PER $1000
     ---------------------------------------------------------------------
              YEARS                         MONTHLY INCOME
     ---------------------------------------------------------------------
                5                               $16.35
                6                                15.59
                7                                13.62
                8                                12.14
                9                                11.00

               10                                10.09
               11                                 9.34
               12                                 8.72
               13                                 8.20
               14                                 7.75

               15                                 7.37
               16                                 7.03
               17                                 6.74
               16                                 6.48
               19                                 6.24

               20                                 6.03
               21                                 5.85
               22                                 5.68
               23                                 5.52
               24                                 5.38

               25                                 5.26
               26                                 5.14
               27                                 5.03
               28                                 4.93
               29                                 4.84
               30                                 4.75
     ------------------------ --------------------------------------------

MUVA94                           Page 29 of 30

                  INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT
                         WITH FLEXIBLE PURCHASE PAYMENTS
                                Non-participating

ANNUITY PAYMENTS, WITHDRAWAL VALUES AND THE DEATH BENEFITS PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

MUVA94                           Page 30 of 30

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154

                             DECLARED INTEREST RATE
                            FIXED ACCOUNT ENDORSEMENT
                            -------------------------

This Endorsement modifies the Contract to which it is attached. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control.

The Contract is modified as follows:

RIGHT TO EXAMINE: The Right to Examine Contract provision of the Contract also applies to this Endorsement if any portion of the initial Net Purchase Payment under the Contract is allocated to the Fixed Account.

I.   The following are added to amend the DEFINITION Section of the Contract:

                                   DEFINITIONS

     CONTRACT VALUE  The sum of the Contract Owner's interest in the
                     Sub-Accounts of the Separate Account and the Contract Owner's interest in the Fixed Account during the Accumulation Period.

     FIXED ACCOUNT   An investment option within the General Account which may
                     be selected during the Accumulation Period.


II. The TRANSFERS DURING THE ACCUMULATION PERIOD Section of the Contract is deleted and replaced with the following:

                                    TRANSFERS

     TRANSFERS DURING THE ACCUMULATION PERIOD

     Subject to any limitations imposed by the Company on the number of transfers and the minimum and maximum amounts to be transferred, shown on the Contract Schedule, the Contract Owner may transfer during the Accumulation Period all or part of the Contract Owner's interest in the Fixed Account or a Sub-Account by Written Request without the imposition of any fee or charge if there have been no more than the number of free transfers shown on the Contract Schedule. All transfers are subject to the following:



MUVA95FA                            1 of 3

     1. If more than the number of free transfers have been made, the Company will deduct a Transfer Fee, shown on the Contract Schedule, for each subsequent transfer permitted. The Transfer Fee will be deducted from the Contract Owner's interest in the Fixed Account or from the Sub-Account from which the transfer is made. However, if the Contract Owner's entire interest in the Fixed Account or the Sub-Account is being transferred, the Transfer Fee will be deducted from the amount which is transferred. If Contract Values are being transferred from more than one Sub-Account and/or the Fixed Account, any Transfer Fee will be allocated to those Sub-Accounts and the Fixed Account on a pro-rata basis in proportion to the amount transferred from each Sub-Account and the Fixed Account.

     2. The minimum and maximum amount which can be transferred is shown on the Contract Schedule. The minimum amount which must remain in the Fixed Account or a Sub-Account is shown on the Contract Schedule.

     3. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

     If the Contract Owner elects to use this transfer privilege, the Company will not be liable for transfers made in accordance with the Contract Owner's instructions. All amounts and Accumulation Units will be determined as of the end of the Valuation Period during which the request for transfer is received at the Annuity Service Center.

III. The following amends the WITHDRAWAL PROVISIONS Section of the Contract:

                              WITHDRAWAL PROVISIONS

     WITHDRAWAL

     Any withdrawal will be deducted from each applicable Sub-Account and the Fixed Account in the ratio that the Contract Owner's interest in the Sub-Account or Fixed Account bears to the total Contract Value. The Contract Owner must specify by Written Request in advance if other than the above method is desired. If the Contract Owner makes a total withdrawal, all of the Contract Owner's rights and interests in the Contract will terminate.

IV. The following is added to the SUSPENSION OR DEFERRAL OF PAYMENTS PROVISIONS Section of the Contract:

     The Company reserves the right to postpone payments from the Fixed Account for a period of up to six months.

V. The following hereby deletes and amends Annuity Guideline 5 contained in the ANNUITY GUIDELINES of the ANNUITY PROVISIONS Section of the contract:

     If no Annuity Option has been chosen at least thirty (30) calendar days before the Annuity Date, the Company will make payments to the Annuitant under Option B, with 10 years of payments guaranteed. Unless specified otherwise, that portion of the Contract Value allocated to the Separate Account shall be used to provide a Variable Annuity and that portion of the Contract Value allocated to the Fixed Account shall be used to provide a Fixed Annuity.

MUVA95FA                            2 of 3

VI.  The following section is added to the Contract:


                            FIXED ACCOUNT PROVISIONS

FIXED ACCOUNT

The Contract Owner can elect to have Net Purchase Payments allocated to the Fixed Account. During the Accumulation Period the Contract Owner can transfer Contract Values to the Fixed Account from the Separate Account and from the Fixed Account to Separate Account, subject to the Transfers During the Accumulation Period Section set forth in this Endorsement.

FIXED ACCOUNT VALUES

The Fixed Account Value of a Contract Owner's Account at any time is equal to:

     1.   the Net Purchase Payments allocated to the Fixed Account; plus

     2.   the Contract Value transferred to the Fixed Account; plus

     3.   interest credited to the Contract Value in the Fixed Account; less

     4. any prior withdrawals of Contract Value from the Fixed Account and any applicable charges; less

     5.   any Contract Value transferred from the Fixed Account; less

     6. Contract Maintenance Charges or Transfer Fees or any applicable Premium Taxes.

INTEREST TO BE CREDITED

The Company guarantees that the interest to be credited to the Fixed Account will not be less than the Minimum Guaranteed Interest Rate shown on the Contract Schedule. The Company may credit additional interest at its sole discretion.



Signed for C.M. Life Insurance Company by:



         SECRETARY                                            PRESIDENT

MUVA95FA                            3 of 3

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154


                      TERMINAL ILLNESS BENEFIT ENDORSEMENT
                      ------------------------------------

This Endorsement modifies the Contract to which it is attached. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule of the Contract or at a later date acceptable to the Company. In case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following is hereby added to the Contract:

TERMINAL ILLNESS BENEFIT

Upon Written Request, the Contract Owner may elect a Terminal Illness Benefit during the Accumulation Period, subject to the following proof of illness requirement:

The Company will require proof that the Contract Owner is terminally ill and not expected to live more than 12 months. This proof will include, but is not limited to, certification by a licensed medical practitioner performing within the scope of his/her license. The licensed medical practitioner must not be the Contract Owner, or the parent, spouse or child of the Contract Owner.

A Terminal Illness Benefit will be paid only to the Contract Owner upon Written Request. The benefit amount to be paid will be equal to the amount determined in accordance with the provisions of the applicable Death Benefit then in effect.

If Joint Contract Owners are named, the Age of the oldest will be used to determine the Terminal Illness Benefit. If the Contract is owned by a non-natural person, then Contract Owner shall mean Annuitant.

Signed for C.M. Life Insurance Company by:



       SECRETARY                                               PRESIDENT


MU99TI

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154


                         BASIC DEATH BENEFIT ENDORSEMENT
                         -------------------------------

This Endorsement modifies the Contract to which it is attached. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule of the Contract or a later date acceptable to the Company. In case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the section of the Contract captioned "Proceeds Payable On Death - Death Benefit Amount During the Accumulation Period":

PROCEEDS PAYABLE ON DEATH
DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD

Prior to attaining Age 80, the death benefit during the Accumulation Period will be the greater of the Purchase Payments, less any withdrawals and any applicable charges, or the Contract Value less any applicable charges determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center both due proof of death and an election of the payment method. After attaining Age 80, the death benefit will be equal to the Contract Value.


Signed for C.M. Life Insurance Company by:



           SECRETARY                                            PRESIDENT


MU99DBasic

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154

                         RESET DEATH BENEFIT ENDORSEMENT
                         -------------------------------

This Endorsement modifies the Contract to which it is attached. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule of the Contract or a later date if acceptable to the Company. In case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the section of the Contract captioned "Proceeds Payable On Death - Death Benefit Amount During The Accumulation Period":

PROCEEDS PAYABLE ON DEATH
DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD

Prior to the Contract Owner attaining Age 75, the Death Benefit during the Accumulation Period will be the greater of:

     1. The Purchase Payments, less any withdrawals including any applicable charges; or

     2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center both due proof of death and an election of the payment method; or

     3. The Contract Value on the most recent three (3) year Contract Anniversary plus any subsequent Purchase Payments less any subsequent withdrawals and any applicable charges.

Upon the Contract Owner attaining Age 75, the Death Benefit during the Accumulation Period will be the greater of:

     1. The Purchase Payments, less any withdrawals including any applicable charges; or

     2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center both due proof of death and an election of the payment method; or

     3. The Contract Value on the most recent three (3) year Contract Anniversary prior to the Contract Owner attaining age 75, plus any subsequent Purchase Payments less any subsequent withdrawals, including any applicable charges.

If Joint Contract Owners are named, the Age of the oldest will be used to determine the Death Benefit. If the Contract is owned by a non-natural person, then Contract Owner shall mean Annuitant.

Death Benefit Charge: Quarterly the Company deducts a Death Benefit Charge from each Sub-Account of the Separate Account and the General Account in an amount, on an annual basis, no greater than the amount shown on the Contract Schedule. The Death Benefit Charge will be deducted from the Sub-Accounts, the Fixed Account and the Fixed Account for Dollar Cost Averaging in the same proportion that the amount of the Contract Value in each Sub-Account or the Fixed Account or the Fixed Account for Dollar Cost Averaging bears to the total Contract Value.

Signed for C.M. Life Insurance Company by:


         SECRETARY                                            PRESIDENT


MU99Dbrset

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154

                    ANNUAL RATCHET DEATH BENEFIT ENDORSEMENT
                    ----------------------------------------

This Endorsement modifies the Contract to which it is attached. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule of the Contract or a later date acceptable to the Company. In case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the section of the Contract captioned "Proceeds Payable On Death - Death Benefit Amount During The Accumulation Period":

PROCEEDS PAYABLE ON DEATH
DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD

If the Death Benefit is payable due to the death of the Contract Owner during the Accumulation Period, the amount of the Death Benefit will be the greater of the Contract Value less any applicable charges or the value of the Annual Ratchet Death Benefit less any applicable charges.

On the Issue Date, the Annual Ratchet Death Benefit is equal to the Initial Purchase Payment.

After the Issue Date and prior to the Contract Owner or the oldest Joint Owner, or Annuitant if the Contract is owned by a non-natural person attaining Age 80, the Annual Ratchet Death Benefit is recalculated when a Purchase Payment or a withdrawal is made or on a Contract Anniversary as follows:

1. For Purchase Payments, the Annual Ratchet Death Benefit is equal to the most recently calculated Annual Ratchet Death Benefit plus the Purchase Payment.

2. For withdrawals, the Annual Ratchet Death Benefit is equal to the most recently calculated Annual Ratchet Death Benefit reduced by an adjustment for withdrawals. The adjustment is equal to A divided by B, with the result multiplied by C, where:

     A = the withdrawal amount.

     B = the Contract Value immediately prior to the withdrawal.

     C = the most recently calculated Annual Ratchet Death Benefit.

3. On each Contract Anniversary, the Annual Ratchet Death Benefit is equal to the greater of the Contract Value or the most recently calculated Annual Ratchet Death Benefit.

In the absence of any withdrawals or Purchase Payments, the Annual Ratchet Death Benefit will be the greatest of all Contract Anniversary Contract Values on or prior to the date we calculate the death benefit.

At and after Age 80, the death benefit is the greater of Contract Value or the Annual Ratchet Death Benefit calculated on the anniversary just prior to Age 80 adjusted pursuant to the Annual Ratchet Death Benefit recalculation formula as described in 1. and 2. above.

Death Benefit Charge: Quarterly the Company deducts a Death Benefit Charge from each Sub-Account of the Separate Account and the General Account in an amount, on an annual basis, no greater than the amount shown on the Contract Schedule. The Death Benefit Charge will be deducted from the Sub-Accounts, the Fixed Account and the Fixed Account for Dollar Cost Averaging in the same proportion that the amount of the Contract Value in each sub-Account or the Fixed Account or the Fixed Account for Dollar Cost Averaging bears to the total Contract Value.

Signed for C.M. Life Insurance Company by:

       SECRETARY                                            PRESIDENT

MU99Dbrach

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154

               FIXED ACCOUNT FOR DOLLAR COST AVERAGING ENDORSEMENT
               ---------------------------------------------------

This Endorsement modifies the Contract to which it is attached. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control.

The following provision is added to the Contract:

FIXED ACCOUNT FOR DOLLAR COST AVERAGING

During the Accumulation Period the Contract Owner may elect to have a Purchase Payment designated for allocation to the Fixed Account for Dollar Cost Averaging (hereinafter referred to as "DCA Fixed Account"). The DCA Fixed Account is part of the Company's General Account.

Purchase Payment for a DCA Fixed Account Term: For each DCA Fixed Account Term, the Company will only accept a Purchase Payment as of the beginning of the DCA Fixed Account Term. A Purchase Payment includes any Purchase Payment assigned to and accepted by the Company from a financial institution as of the request for a DCA Fixed Account Term. The Company reserves the right to reject Purchase Payments.

Allocations: Only a new net Purchase Payment may be designated for allocation to the DCA Fixed Account at the beginning of a DCA Fixed Account Term. No transfers may be made to the DCA Fixed Account from any other account or Sub-Account maintained under the Contract.

DCA Fixed Account Term: The term for the DCA Fixed Account will be a period not to exceed [12] months beginning with receipt of a new Purchase Payment. Only one DCA Fixed Account Term may be operative at a time. If the Contract Owner elects to make an allocation to a DCA Fixed Account at a time when the period to the Contract Owner's Annuity Date would be less than the currently offered DCA Fixed Account Term, then the expiration of the DCA Fixed Account Term would be the Contract Owner's Annuity Date. No amounts will remain under the DCA Fixed Account after the expiration of the DCA Fixed Account Term.

DCA Fixed Account Interest Rate: The interest rate credited to the DCA Fixed Account will be set periodically by the Company and will never be less than the minimum guaranteed interest rate appearing on the Contract Schedule for the Fixed Account. The interest rate will be guaranteed for the DCA Fixed Account Term.

Transfers: Except for scheduled DCA Fixed Account transfer payments, no transfers may be made from the DCA Fixed Account before the expiration of the DCA Fixed Account Term. DCA Fixed Account transfer payments will be made on the scheduled transfer payment dates. If a scheduled transfer payment date is not a Valuation Date, the transfer will be made on the next Valuation Date. Scheduled transfer payments may be made from the DCA Fixed Account to all Sub-Accounts. The transfer provisions described in the last two paragraphs of the section of the Contract Schedule entitled "Minimum and Maximum Amount to be Transferred" are not operative with respect to the DCA Fixed Account.

Contract Value: Unless specified otherwise, the term "Contract Value" shall mean the sum of the Contract Owner's interest in the Sub-Accounts of the Separate Account, the Fixed Account, plus the DCA Fixed Account.


CM-ANEND1998-01                     Page 1 of 2

DCA Fixed Account Value: Unless specified otherwise, the "DCA Fixed Account Value" of a Contract Owner's Account at any time is equal to:

1.   the Net Purchase Payment allocated to the DCA Fixed Account; plus

2. the interest credited to that portion of the Contract Value attributable to the DCA Fixed Account; less

3.   any Contract Value transferred from the DCA Fixed Account; less

4.   applicable charges, fees or taxes.

Charges: The Company reserves the right to assess a fee or charge for processing transactions under the DCA Fixed Account.

Withdrawal: No partial withdrawals may be made from the DCA Fixed Account. If a total withdrawal is made during a DCA Fixed Account Term, such withdrawal will be made in accordance with the withdrawal provisions of the Contract.

Suspension or Deferral of Payments: The Company reserves the right to postpone payments for a withdrawal or transfer from the DCA Fixed Account for a period of up to six months.

Fixed Annuity: Unless specified otherwise, that portion of the Contract Value attributable to the DCA Fixed Account shall be used to provide a Fixed Annuity to the Annuitant (Option B with 10 years of payments guaranteed) if no Annuity Option has been chosen at least 30 calendar days before the Annuity Date. If the amount applied under an Annuity Option is less than $2,000, the Company reserves the right to pay the amount in a lump sum.

Signed for C.M. Life Insurance Company by:



          SECRETARY                                           PRESIDENT


CM-ANEND1998-01                     Page 2 of 2

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154


               FIXED ACCOUNT FOR DOLLAR COST AVERAGING ENDORSEMENT
               ---------------------------------------------------

This Endorsement modifies the Contract to which it is attached. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control.

The following provision is added to the Contract:

FIXED ACCOUNT FOR DOLLAR COST AVERAGING

During the Accumulation Period the Contract Owner may elect to have a Purchase Payment designated for allocation to the Fixed Account for Dollar Cost Averaging (hereinafter referred to as "DCA Fixed Account"). The DCA Fixed Account is part of the Company's General Account.

Purchase Payment for a DCA Fixed Account Term: For each DCA Fixed Account Term, the Company will only accept a Purchase Payment as of the beginning of the DCA Fixed Account Term. A Purchase Payment includes any Purchase Payment assigned to and accepted by the Company from a financial institution as of the request for a DCA Fixed Account Term. The Company reserves the right to reject Purchase Payments.

Allocations: Only a new net Purchase Payment may be designated for allocation to the DCA Fixed Account at the beginning of a DCA Fixed Account Term. No transfers may be made to the DCA Fixed Account from any other account or Sub-Account maintained under the Contract.

DCA Fixed Account Term: The term for the DCA Fixed Account will be a period not to exceed 6 months beginning with receipt of a new Purchase Payment. Only one DCA Fixed Account Term may be operative at a time. If the Contract Owner elects to make an allocation to a DCA Fixed Account at a time when the period to the Contract Owner's Annuity Date would be less than the currently offered DCA Fixed Account Term, then the expiration of the DCA Fixed Account Term would be the Contract Owner's Annuity Date. No amounts will remain under the DCA Fixed Account after the expiration of the DCA Fixed Account Term.

DCA Fixed Account Interest Rate: The interest rate credited to the DCA Fixed Account will be set periodically by the Company and will never be less than the minimum guaranteed interest rate appearing on the Contract Schedule for the Fixed Account. The interest rate will be guaranteed for the DCA Fixed Account Term.

Transfers: Except for scheduled DCA Fixed Account transfer payments, no transfers may be made from the DCA Fixed Account before the expiration of the DCA Fixed Account Term. DCA Fixed Account transfer payments will be made on the scheduled transfer payment dates. If a scheduled transfer payment date is not a Valuation Date, the transfer will be made on the next Valuation Date. Scheduled transfer payments may be made from the DCA Fixed Account to all Sub-Accounts. The transfer provisions described in the last two paragraphs of the section of the Contract Schedule entitled "Minimum and Maximum Amount to be Transferred" are not operative with respect to the DCA Fixed Account.

Contract Value: Unless specified otherwise, the term "Contract Value" shall mean the sum of the Contract Owner's interest in the Sub-Accounts of the Separate Account, the Fixed Account, plus the DCA Fixed Account.

CM-ANEND1998-01                     Page 1 of 2

DCA Fixed Account Value: Unless specified otherwise, the "DCA Fixed Account Value" of a Contract Owner's Account at any time is equal to:

5.   the Net Purchase Payment allocated to the DCA Fixed Account; plus

6. the interest credited to that portion of the Contract Value attributable to the DCA Fixed Account; less

7.   any Contract Value transferred from the DCA Fixed Account; less

8.   applicable charges, fees or taxes.

Charges: The Company reserves the right to assess a fee or charge for processing transactions under the DCA Fixed Account.

Withdrawal: No partial withdrawals may be made from the DCA Fixed Account. If a total withdrawal is made during a DCA Fixed Account Term, such withdrawal will be made in accordance with the withdrawal provisions of the Contract.

Suspension or Deferral of Payments: The Company reserves the right to postpone payments for a withdrawal or transfer from the DCA Fixed Account for a period of up to six months.

Fixed Annuity: Unless specified otherwise, that portion of the Contract Value attributable to the DCA Fixed Account shall be used to provide a Fixed Annuity to the Annuitant (Option B with 10 years of payments guaranteed) if no Annuity Option has been chosen at least 30 calendar days before the Annuity Date. If the amount applied under an Annuity Option is less than $2,000, the Company reserves the right to pay the amount in a lump sum.

Signed for C.M. Life Insurance Company by:


                 SECRETARY                               PRESIDENT


CM-ANEND1998-01                     Page 2 of 2

                          C.M. LIFE INSURANCE COMPANY
                               140 Garden Street
                              Hartford, CT 06154

                       TAX SHELTERED ANNUITY ENDORSEMENT
                       ---------------------------------

This Endorsement modifies the Contract to which it is attached. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule. In case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. This Endorsement adds the following changes that are required to make this Contract a Tax Sheltered Annuity (TSA) under the Internal Revenue Code (I.R.C.).

(1) The interest of the Contract Owner is not forfeitable. Unless provided by another endorsement or amendment, this Contract cannot be transferred, assigned, or used as security for a loan.

(2) The Annuity Date must be no earlier than the date the Annuitant attains age 59-1/2.

(3)  A "disbursement" from this Contract, as used within the meaning of I.R.C.
     Section 403(b), occurs upon:

          .    Annuity Date

          .    Surrender

          .    Partial withdrawal; or

          .    Payment of Death Benefit.

(4) Disbursement of any amounts cited below in items (a) through (g) may be made at any time before the Contract Annuity Date.

     (a) Amounts accumulated prior to January 1, 1989, that are made a part of this Contract by means of a direct transfer or rollover from another TSA to this Contract.

     (b)  Amounts returned to the Annuitant as excess Purchase Payments.

     (c) Amounts of this Contract transferred to another TSA or custodial account.

     (d) Amounts paid under a qualified domestic relations order as defined in I.R.C. Section 414(p).

     (e) The Contract Value with respect to any Purchase Payments made by the employer, other than through a Salary Reduction Agreement.

     (f) The Contract Value with respect to any Purchase Payments made by the Annuitant that are subject to federal income tax in the year such payments are made.

     (g) Contributions and earnings that were rolled from another contract or custodial account upon separation from service with a previous employer.

     The amounts cited above in items (e) and (f) exclude any transfer or rollover amounts from a custodial account to this Contract.

     Disbursement of any other amounts may be made only if the Annuitant:

          .    Is at least age 59-1/2 years; or

          .    Separates from service with his or her employer; or

          .    Dies; or

          .    Becomes disabled within the meaning of I.R.C. Section 72(m)(7);
               or

          . Incurs financial hardship. However, the additional amount that may be disbursed because of financial hardship may not exceed the sum of:

MU99TSA                             Page 1

          1. Any Contract Value amounts accumulated prior to January 1, 1989, that are made a part of this Contract by means of a transfer or rollover from a custodial account to this Contract; and

          2. Any Purchase Payments made through a Salary Reduction Agreement after December 31, 1988.

     . A "Salary Reduction Agreement," as used in this Contract, permits the employer to pay a portion of the Annuitant's salary into a TSA or custodial account.

     . The term "employer," as used in this Contract, means the organization purchasing the TSA or custodial account.

     . The term "custodial account," as used in this Contract, is as defined in I.R.C. Section 403(b)(7).

(5) A disbursement is required to be made from this Contract for the later of the calendar year in which the Annuitant reaches age 70-1/2 or the calendar year in which the Annuitant retires, and for each calendar year thereafter until the entire Contract Value is disbursed. Such a disbursement may be made by redeeming the Contract or by partial withdrawals.

     If a required disbursement is made by a partial withdrawal, the sum of payments for each calendar year is subject to a minimum. For each year, the minimum will be the Contract Value at the end of the previous year divided by the life expectancy of the Annuitant as of the Annuitant's birthday in the current year.

     A required disbursement for the calendar year in which the Annuitant attains age 70-1/2 or retires, if later, must be made in full no later than the first day of April next following that year; a required disbursement for any subsequent year must be made in full no later than December 31 of that year. If not, adverse tax effects may result.

(6) The Annuitant may elect to roll over a disbursement from this Contract directly to an Individual Retirement Annuity or Account (IRA) or to another TSA. For such a direct rollover, the following conditions must be met:

          . The IRA or TSA to which the disbursement is being rolled over must accept such direct rollovers;

          . The rollover must be a disbursement of amounts that would otherwise be subject to federal income tax;

          . The rollover must not be part of a series of substantially equal periodic payments made over the lifetime of the Annuitant, the joint and survivor lifetime of the Annuitant and the Annuitant's beneficiary, or a period of ten years or greater; and

          .    A required disbursement cannot be directly rolled over.

     The direct rollover rules also apply to the Annuitant's surviving spouse or former spouse who is an "alternate payee" under a qualified domestic relations order as defined in I.R.C. Section 414(p). That is, a surviving spouse or former spouse who is an alternate payee can directly roll over a disbursement from this Contract to an IRA as described above.

(7) If a disbursement is made by maturing, redeeming or surrendering this Contract, the Settlement Option elected must be one of those set forth in Contract. The Settlement Option elected must also comply with the minimum distribution incidental benefit requirements of I.R.C. Section 401(a)(9).

(8)  If the Annuitant dies:

          .    Before the Contract Annuity Date; or

          . Before the first day of April of the calendar year following the calendar year in which the Annuitant reaches age 70-1/2 years;

MU99TSA                             Page 2
               disbursement of the death proceeds must be completed by the end of the fifth calendar year after the calendar year of the Annuitant's death. This restriction does not apply if payment of the death benefit is made over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary, with disbursement beginning within 1 year of the date of the Annuitant's death.

     The term "life expectancy", as used in this contract, is as defined in I.R.C. Section 72.

     If the beneficiary is the surviving spouse of the Annuitant, disbursement may begin at any time up to the later of:

          . The end of the calendar year following the calendar year of the Annuitant's death; or

          . The end of the calendar year in which the Annuitant would have attained age 70-1/2 years.

     If the beneficiary is the surviving spouse, such beneficiary may elect a direct rollover to an IRA as described above.

     Any other death proceeds payable after the Annuitant's death must be disbursed at least as rapidly as under the payment option in effect as of the date of death.

(9) Purchase Payments made through a Salary Reduction Agreement shall not exceed the TSA limitations of I.R.C. Sections 403(b) and 402(g).

(10) The provisions of this Contract will be changed, if necessary, to assure that this Contract remains a TSA under I.R.C. Section 403(b), as amended from time to time.

Signed for C.M. Life Insurance Company by:



              SECRETARY                                PRESIDENT





MU99TSA                             Page 3

                          C.M. LIFE INSURANCE COMPANY
                               140 Garden Street
                              Hartford, CT 06154


                   INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT
                   -----------------------------------------

This Endorsement modifies the Contract to which it is attached so that it may qualify as an Individual Retirement Annuity (IRA) under Section 408(b) of the Internal Revenue Code (Code) and the Regulations under that Section. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule. The Contract is modified as follows:

     1. The Contract Owner and the Annuitant shall be the same individual; neither may be changed and there shall be no Joint Contract Owner. Hereafter all references to the Contract Owner shall include the Annuitant.

     2. The interest of the Contract Owner under this Contract shall be nonforfeitable.

     3. The Contract may not be sold, assigned, discounted, pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, or otherwise transferred (other than a transfer incident to a divorce or separation instrument in accordance with section 408(d)(6) of the Code) to any person other than to the Company.

     4. This Contract is established for the exclusive benefit of the Contract Owner and his or her Beneficiary(ies).

     5. Except in the case of a rollover contribution (as permitted by Code Sections 402(c), 403(a)(4), 403(b)(8), or 408(d)(3)), or a
          contribution made in accordance with the terms of a Simplified Employee Pension (SEP) as described in Code Section 408(k), contributions shall not exceed $2,000 for any taxable year. All contributions must be in cash.

     6. Distributions under the Annuity Options in the Contract must commence to be distributed no later than the first day of April following the calendar year in which the Contract Owner attains age 70 1/2 (required beginning date), over

          (a) the life of the Contract Owner, or the lives of the Contract Owner and his or her designated Beneficiary, or

          (b) a period certain not extending beyond the life expectancy of the Contract Owner, or the joint and last survivor expectancy of the Contract Owner and his or her Beneficiary. Payments must be made in periodic payments at intervals of no longer than one year.

          In addition, payments must be either nonincreasing or they may increase only as provided in Proposed or final Federal Income Tax Regulations.

          All distributions made hereunder shall be made in accordance with the requirements of Code Section 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G), and the regulations thereunder.

          Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Life expectancy for distributions under an Annuity Option may not be recalculated.

MUVA94IRA                        Page 1 of 3

     7. If required distributions are to be made in a form other than one of the Annuity Options contained in the Contract, then the entire value of the Contract will commence to be distributed no later than the first day of April following the calendar year in which the Annuitant attains age 70 1/2 (required beginning date), over

          (a) the life of the Contract Owner, or the lives of the Contract Owner and his or her Beneficiary, or

          (b) a period not extending beyond the life expectancy of the Contract Owner, or the joint and last survivor expectancy of the Contract Owner and his or her Beneficiary.

          The amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year, shall not be less than the quotient obtained by dividing the Contract Owner's benefit by the lesser of (1) the applicable life expectancy or (2) if the Contract Owner's spouse is not the Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 or Q&A-5, as applicable, of Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

          Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Contract Owner by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable by the Contract Owner and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated.

     8.   Upon the death of the Contract Owner:

          (a) if the Contract Owner dies after distribution of benefits has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Contract Owner's death;

          (b) if the Contract Owner dies before distribution of benefits commences, the entire amount payable to the Beneficiary will be distributed no later than December 31 of the calendar year which contains the fifth anniversary of the date of the Contract Owner's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

               (i) a rollover to or from such Contract, or fails to elect any of the above if any portion of the policy proceeds is payable to a Beneficiary, distributions may be made in installments over the life or over a period not extending beyond the life expectancy of the Beneficiary commencing no later than December 31 of the calendar year immediately following the calendar year in which the Contract Owner died;

               (ii) if the Beneficiary is the Contract Owner's surviving spouse, and benefits are to be distributed in accordance with (1) above, distributions must begin on or before the later of
                    (a) December 31 of the calendar year immediately following the calendar year in which the Contract Owner died or (b) December 31 of the calendar year in which the Contract Owner would have attained age 70 1/2.

MUVA94IRA                        Page 2 of 3

               (iii) if the Beneficiary is the Contract Owner's surviving spouse, the spouse may treat the Contract as his or her own IRA. This election will be deemed to have been made if such surviving spouse makes a regular IRA contribution to the Contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.

          Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. For purposes of distributions beginning after the Contract Owner's death, unless otherwise elected by the surviving spouse by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable by the surviving spouse and shall apply to all subsequent years. In the case of any other Beneficiary, life expectancies shall be calculated using the attained age of such Beneficiary during the calendar year in which distributions are required to begin pursuant to this section, and payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated. Life expectancy for distributions under an Annuity Option in the Contract may not be recalculated.

          Distributions under this section are considered to have begun if distributions are made on account of the Contract Owner reaching his or her required beginning date or if prior to the required beginning date distributions irrevocably commence over a period permitted and in an annuity form acceptable under Section 1.401(a)(9) of the Income Tax Regulations.

     9. The Company may at its option either accept additional future payments or terminate the Contract by a lump sum payment of the then present value of the paid up benefit if no Purchase Payments have been received for two full consecutive Contract Years and the paid up annuity benefit at maturity would be less than $20 per month.



Signed for C.M. Life Insurance Company by:





                  SECRETARY                                   PRESIDENT




MUVA94IRA                        Page 3 of 3

                          C.M. LIFE INSURANCE COMPANY
                               140 Garden Street
                              Hartford, CT 06154


                   UNISEX ANNUITY RATES CONTRACT ENDORSEMENT
                   -----------------------------------------

This Endorsement modifies the Contract to which it is attached for use in connection with a retirement plan which receives favorable income tax treatment under Sections 401, 403, 408 or 457 of the Internal Revenue Code, or where required by state law. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The Company may further amend the Contract from time to time to meet any requirements applicable to such plans or laws. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule. The provisions of the Contract are modified as follows:

     1.   Deleting any reference to sex; and

     2. The Contract is further modified by substituting the attached Annuity Rate Tables 1, 2, 3, 5, 6 and 7 for the corresponding Annuity Rate Tables in the Annuity Rates section of the Contract.



Signed for C.M. Life Insurance Company by:




                SECRETARY                            PRESIDENT





MUVA94UR                         Page 1 of 5

     --------------------------------------------------------
                       FIXED ANNUITY RATES
                     TABLE 1 - OPTIONS A & B
                   MONTHLY PAYMENTS PER $1,000
     --------------------------------------------------------
                             Unisex
     --------------------------------------------------------
                 Life     5 Yrs    10 Yrs    20 Yrs
        Age      Only      C&L      C&L       C&L      Age
     ---------- -------- -------- --------- --------- -------
        50       3.76     3.76      3.75      3.70      50
        51       3.82     3.81      3.80      3.75      51
        52       3.88     3.87      3.86      3.80      52
        53       3.94     3.93      3.92      3.85      53
        54       4.00     4.00      3.98      3.90      54

        55       4.07     4.06      4.04      3.96      55
        56       4.14     4.13      4.11      4.01      56
        57       4.21     4.21      4.16      4.07      57
        58       4.29     4.29      4.26      4.13      58
        59       4.38     4.37      4.34      4.20      59

        60       4.47     4.46      4.42      4.26      60
        61       4.56     4.55      4.51      4.32      61
        62       4.66     4.65      4.61      4.39      62
        63       4.77     4.76      4.70      4.46      63
        64       4.89     4.87      4.81      4.53      64

        65       5.01     4.99      4.92      4.60      65
        66       5.14     5.12      5.03      4.67      66
        67       5.28     5.25      5.16      4.73      67
        68       5.43     5.39      5.28      4.80      68
        69       5.59     5.55      5.42      4.87      69

        70       5.76     5.71      5.56      4.93      70
        71       5.94     5.88      5.70      5.00      71
        72       6.14     6.07      5.86      5.06      72
        73       6.34     6.27      6.02      5.11      73
        74       6.57     6.47      6.16      5.17      74

        75       6.81     6.70      6.35      5.21      75
        76       7.07     6.93      6.53      5.26      76
        77       7.34     7.16      6.70      5.30      77
        78       7.64     7.44      6.89      5.33      78
        79       7.95     7.72      7.07      5.36      79
        80       8.29     8.01      7.26      5.39      80

        81       8.66     8.33      7.45      5.42      81
        82       9.06     8.65      7.63      5.44      82
        83       9.48     8.99      7.81      5.45      83
        84       9.94     9.35      7.99      5.47      84
        85       10.42    9.73      8.15      5.48      85
     ---------- -------- -------- --------- --------- -------


MUVA94UR                         Page 2 of 5

------------------------------------------------------------------------------------------------------------------
                                               FIXED ANNUITY RATES
                                               TABLE 2 - OPTION C
                                           MONTHLY PAYMENT PER $1,000
------------------------------------------------------------------------------------------------------------------
                                  UNISEX(1)UNISEX(2) JOINT AND SURVIVOR ANNUITY
------------------------------------------------------------------------------------------------------------------
                                   UNISEX (2)
------------------------------------------------------------------------------------------------------------------
    UNISEX(1)        40      45     50      55      60      65     70      75      80      85       UNISEX (1)
      AGE                                                                                             AGE
------------------ ------- ------- ------ ------- ------- ------- ------ ------- ------- ------- -----------------
       40          3.11    3.16    3.21   3.25    3.27    3.30    3.31   3.32    3.33    3.33           40
       45          3.16    3.24    3.31   3.37    3.42    3.45    3.48   3.50    3.51    3.51           45
       50          3.21    3.31    3.41   3.50    3.57    3.63    3.68   3.71    3.73    3.74           50
       55          3.25    3.37    3.50   3.62    3.74    3.84    3.91   3.97    4.01    4.03           55
       60          3.27    3.42    3.57   3.74    3.90    4.06    4.16   4.28    4.36    4.40           60
       65          3.30    3.45    3.63   3.84    4.06    4.28    4.48   4.66    4.79    4.88           65
       70          3.31    3.48    3.68   3.91    4.16    4.48    4.79   5.07    5.30    5.48           70
       75          3.32    3.50    3.71   3.97    4.28    4.66    5.07   5.49    5.89    6.21           75
       80          3.33    3.51    3.73   4.01    4.36    4.79    5.30   5.89    6.49    7.04           80
       85          3.33    3.51    3.74   4.03    4.40    4.88    5.48   6.21    7.04    7.90           85

------------------ ------- ------- ------ ------- ------- ------- ------ ------- ------- ------- -----------------

------------------------------------------------------------------------------------------------------------------
                                               FIXED ANNUITY RATES
                                               TABLE 3 - OPTION D
                                           MONTHLY PAYMENT PER $1,000
------------------------------------------------------------------------------------------------------------------
                                    UNISEX(1)UNISEX(2) JOINT AND 2/3 ANNUITY
------------------------------------------------------------------------------------------------------------------
                                                   UNISEX (2)
------------------------------------------------------------------------------------------------------------------
    UNISEX(1)        40      45     50      55      60      65     70      75      80      85       UNISEX (1)
       AGE                                                                                             AGE
------------------ ------- ------- ------ ------- ------- ------- ------ ------- ------- ------- -----------------
       40          3.16    3.22    3.25   3.28    3.30    3.31    3.32   3.33    3.33    3.33           40
       45          3.27    3.33    3.38   3.42    3.45    3.48    3.49   3.50    3.51    3.52           45
       50          3.37    3.45    3.52   3.58    3.63    3.68    3.71   3.73    3.74    3.75           50
       55          3.48    3.57    3.67   3.76    3.84    3.91    3.96   4.00    4.03    4.04           55
       60          3.59    3.71    3.83   3.95    4.07    4.16    4.28   4.34    4.39    4.42           60
       65          3.72    3.85    4.00   4.16    4.33    4.50    4.65   4.77    4.86    4.92           65
       70          3.86    4.01    4.16   4.38    4.60    4.84    5.07   5.28    5.45    5.57           70
       75          4.00    4.17    4.37   4.61    4.89    5.20    5.54   5.87    6.17    6.40           75
       80          4.16    4.34    4.57   4.84    5.17    5.57    6.03   6.52    7.00    7.41           80
       85          4.31    4.51    4.76   5.07    5.45    5.93    6.51   7.16    7.89    8.59           85

------------------ ------- ------- ------ ------- ------- ------- ------ ------- ------- ------- -----------------

MUVA94UR                         Page 3 of 5

    --------------------------------------------------------
                    VARIABLE ANNUITY RATES
                    TABLE 5 - OPTIONS A & B
                  MONTHLY PAYMENT PER $1,000
    --------------------------------------------------------
                            Unisex
    --------------------------------------------------------
                Life     5 Yrs    10 Yrs    20 Yrs
       Age      Only      C&L      C&L        C&L      Age
    ---------- -------- -------- --------- ---------- ------
       50       4.36     4.36      4.35      4.29      50
       51       4.41     4.41      4.40      4.33      51
       52       4.47     4.47      4.45      4.38      52
       53       4.53     4.52      4.51      4.43      53
       54       4.59     4.59      4.56      4.48      54

       55       4.66     4.65      4.63      4.53      55
       56       4.73     4.72      4.69      4.58      56
       57       4.80     4.79      4.76      4.64      57
       58       4.88     4.87      4.84      4.70      58
       59       4.96     4.95      4.91      4.75      59

       60       5.05     5.04      4.99      4.82      60
       61       5.14     5.13      5.08      4.88      61
       62       5.24     5.23      5.17      4.94      62
       63       5.35     5.33      5.27      5.00      63
       64       5.46     5.44      5.37      5.07      64

       65       5.59     5.56      5.48      5.13      65
       66       5.72     5.69      5.59      5.20      66
       67       5.85     5.82      5.71      5.27      67
       68       6.00     5.96      5.84      5.33      68
       69       6.16     6.12      5.97      5.39      69

       70       6.33     6.28      6.11      5.45      70
       71       6.52     6.45      6.25      5.51      71
       72       6.71     6.63      6.40      5.57      72
       73       6.92     6.83      6.55      5.62      73
       74       7.15     7.04      6.72      5.67      74

       75       7.39     7.26      6.88      5.72      75
       76       7.65     7.49      7.05      5.76      76
       77       7.92     7.74      7.23      5.80      77
       78       8.22     8.00      7.41      5.83      78
       79       8.54     8.28      7.59      5.86      79
       80       8.88     8.57      7.77      5.89      80

       81       9.25     8.88      7.95      5.91      81
       82       9.65     9.21      8.13      5.93      82
       83       10.08    9.55      8.31      5.95      83
       84       10.54    9.90      8.48      5.96      84
       85       11.03    10.28     8.64      5.97      85
    ---------- -------- -------- --------- ---------- ------


MUVA94UR                         Page 4 of 5

------------------------------------------------------------------------------------------------------------------
                                             VARIABLE ANNUITY RATES
                                               TABLE 6 - OPTION C
                                           MONTHLY PAYMENT PER $1,000
------------------------------------------------------------------------------------------------------------------
                                  UNISEX(1)UNISEX(2) JOINT AND SURVIVOR ANNUITY
------------------------------------------------------------------------------------------------------------------
                                                     UNISEX (2)
------------------------------------------------------------------------------------------------------------------
    UNISEX(1)        40      45     50      55      60      65     70      75      80      85       UNISEX (1)
       AGE                                                                                             AGE
------------------ ------- ------- ------ ------- ------- ------- ------ ------- ------- ------- -----------------
       40          3.73    3.78    3.83   3.86    3.89    3.91    3.93   3.94    3.95    3.95           40
       45          3.78    3.85    3.92   3.97    4.02    4.05    4.08   4.10    4.11    4.12           45
       50          3.83    3.92    4.01   4.09    4.16    4.22    4.27   4.30    4.32    4.34           50
       55          3.86    3.97    4.09   4.21    4.32    4.41    4.49   4.55    4.59    4.62           55
       60          3.89    4.02    4.16   4.32    4.47    4.62    4.75   4.85    4.92    4.97           60
       65          3.91    4.05    4.22   4.41    4.62    4.83    5.03   5.21    5.34    5.44           65
       70          3.93    4.08    4.27   4.49    4.75    5.03    5.33   5.61    5.85    6.03           70
       75          3.94    4.10    4.30   4.55    4.85    5.21    5.61   6.03    6.42    6.75           75
       80          3.95    4.11    4.32   4.59    4.92    5.34    5.85   6.42    7.02    7.58           80
       85          3.95    4.12    4.34   4.62    4.97    5.44    6.03   6.75    7.58    8.43           85

------------------ ------- ------- ------ ------- ------- ------- ------ ------- ------- ------- -----------------


------------------------------------------------------------------------------------------------------------------
                                              VARIABLE ANNUITY RATES
                                               TABLE 7 - OPTION D
                                           MONTHLY PAYMENT PER $1,000
------------------------------------------------------------------------------------------------------------------
                                    UNISEX(1)UNISEX(2) JOINT AND 2/3 ANNUITY
------------------------------------------------------------------------------------------------------------------
                                                   UNISEX (2)
------------------------------------------------------------------------------------------------------------------
    UNISEX(1)        40      45     50      55      60      65     70      75      80      85       UNISEX (1)
       AGE                                                                                             AGE
------------------ ------- ------- ------ ------- ------- ------- ------ ------- ------- ------- -----------------
       40          3.81    3.84    3.87   3.89    3.91    3.93    3.94   3.95     3.95   3.95           40
       45          3.89    3.94    3.99   4.03    4.06    4.08    4.10   4.11     4.12   4.13           45
       50          3.99    4.05    4.12   4.16    4.23    4.27    4.30   4.32     4.34   4.35           50
       55          4.10    4.16    4.26   4.35    4.42    4.49    4.54   4.58     4.61   4.63           55
       60          4.21    4.31    4.42   4.54    4.65    4.75    4.84   4.91     4.96   5.00           60
       65          4.35    4.46    4.60   4.74    4.90    5.06    5.21   5.33     5.42   5.49           65
       70          4.50    4.63    4.79   4.97    5.16    5.40    5.63   5.83     6.00   6.13           70
       75          4.67    4.81    5.00   5.22    5.48    5.78    6.10   6.42     6.72   6.95           75
       80          4.84    5.01    5.22   5.47    5.78    6.16    6.60   7.08     7.55   7.97           80
       85          5.03    5.21    5.44   5.73    6.09    6.54    7.10   7.75     8.46   9.15           85

------------------ ------- ------- ------ ------- ------- ------- ------ ------- ------- ------- -----------------

MUVA94UR                         Page 5 of 5

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154


                       QUALIFIED PLAN CONTRACT ENDORSEMENT
                       -----------------------------------

This Endorsement modifies the Contract to which it is attached for use in connection with a retirement plan which receives favorable income tax treatment under Section 401(a) or 403(a) of the Internal Revenue Code (Code). In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The Company may further amend the Contract from time to time to meet any requirements applicable to such plans. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule. The Contract is modified as follows:

     1. If the Contract Owner is other than a retirement plan fiduciary, the interest of the Contract Owner may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person other than the Company.

     2. The Annuitant may not be made the Contract Owner of this Contract other than in connection with the conversion of this Contract to an individual retirement annuity under Code Section 408 or at the time of commencement of Annuity Payments.

     3. While the Contract Owner is a retirement plan fiduciary, the Beneficiary shall be such Contract Owner.


Signed for C.M. Life Insurance Company by:


                  SECRETARY                                    PRESIDENT


MUVA94QP

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154


                          SECTION 457 PLAN ENDORSEMENT
                          ----------------------------

This Endorsement modifies the Contract to which it is attached for use in connection with a Plan qualified under Section 457 of the Internal Revenue Code
(Code) and the Regulations under that Section. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The Contract is modified as follows:

     1. The Annuitant of this Contract will be the applicable Participant under the Plan and the Contract Owner of this Contract will be as designated under the Plan.

     2.   All funds payable under this Contract will be paid to the Contract
          Owner.

     3. No rights or funds payable under this Contract are in trust for the benefit of the Annuitant. All interests and rights in the Contract are subject to the claims of the general creditors of the Contract Owner.

     4. All distributions under the Contract shall be made in accordance with the requirements of Code Section 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.


Signed for C.M. Life Insurance Company by:


                  SECRETARY                                PRESIDENT

MUVA94GDC

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154


                     ACCUMULATION DEATH BENEFIT ENDORSEMENT
                     --------------------------------------

This Endorsement modifies the Contract to which it is attached. The effective date of this Endorsement is the Issue Date shown on the Contract Schedule of the Contract or a later date if acceptable to the Company. In case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the section of the Contract captioned "Proceeds Payable On Death - Death Benefit Amount During The Accumulation Period":

PROCEEDS PAYABLE ON DEATH
DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD

If the Death Benefit is payable due to the death of the Contract Owner during the Accumulation Period, the amount of the Death Benefit will be the greater of:

     1. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center both due proof of death and an election of the payment method, less any withdrawals and any applicable charges; or

     2. The accumulation at interest of all Purchase Payments made less any withdrawals and any applicable charges, but not more than twice the sum of Purchase Payments less subsequent withdrawals and any applicable charges. The effective annual rate of interest used in this accumulation will be 5% for any period prior to the Contract Owner attaining Age 75 and 0% thereafter.

If Joint Contract Owners are named, the Age of the oldest will be used to determine the Death Benefit. If the Contract is owned by a non-natural person, then Contract Owner shall mean Annuitant.

Death Benefit Charge: Quarterly the Company deducts a Death Benefit Charge from each Sub-Account of the Separate Account and the General Account in an amount, on an annual basis, no greater than the amount shown on the Contract Schedule. The Death Benefit Charge will be deducted from the Sub-Accounts, the Fixed Account and the Fixed Account for Dollar Cost Averaging in the same proportion that the amount of the Contract Value in each Sub-Account or the Fixed Account or the Fixed Account for Dollar Cost Averaging bears to the total Contract Value.

Signed for C.M. Life Insurance Company by:


          SECRETARY                                PRESIDENT

MU99DBacc